                                                                   EXHIBIT 10.63

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                                PLEDGE AGREEMENT
                            (PHASE V - IMPROVEMENTS)


                                      AMONG


                             BNP LEASING CORPORATION

                                    ("BNPLC")


                       BANQUE NATIONALE DE PARIS, AS AGENT

                                    ("AGENT")


                             NETWORK APPLIANCE, INC.

                                     ("NAI")


                                       AND


                        PARTICIPANTS AS DESCRIBED HEREIN




                                  MARCH 1, 2000


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                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----

Article I DEFINITIONS AND INTERPRETATION....................................................1
        1.1       Capitalized Terms Used But Not Defined in This Agreement..................1
        1.2       Definitions...............................................................2
        1.3       Attachments...............................................................7
        1.4       Amendment of Defined Instruments..........................................7
        1.5       References and Titles.....................................................7

Article II SECURITY INTEREST................................................................8
        2.1       Pledge and Grant of Security Interest.....................................8
        2.2       Return of Collateral After the Secured Obligations are Satisfied in
                  Full......................................................................8

Article III DESIGNATION OF MINIMUM COLLATERAL PERCENTAGE....................................8
        3.1       Determination of Minimum Collateral Percentage Generally..................8
        3.2       Limitations on NAI's Right to Lower the Collateral Percentage.............9
        3.3       Mandatory Collateral Periods..............................................9

Article IV PROVISIONS CONCERNING DEPOSIT TAKERS.............................................9
        4.1       Qualification of Deposit Takers Generally.................................9
        4.2       Existing Deposit Takers..................................................10
        4.3       Replacement of Participants Proposed by NAI..............................10
        4.4       Mandatory Substitution for Disqualified Deposit Takers...................11
        4.5       Voluntary Substitution of Deposit Takers.................................11
        4.6       Delivery of Notice of Security Interest by NAI and Agent.................11
        4.7       Constructive Possession of Collateral....................................11
        4.8       Attempted Setoff by Deposit Takers.......................................12
        4.9       Deposit Taker Losses.....................................................12
        4.10      Losses Resulting from Failure of Deposit Taker to Comply with this
                  Agreement................................................................12

Article V DELIVERY AND MAINTENANCE OF CASH COLLATERAL......................................12
        5.1       Delivery of Funds by NAI.................................................12
        5.2       Transition Account.......................................................13
        5.3       Allocation of Cash Collateral Among Deposit Takers.......................13
        5.4       Issuance and Redemption of Certificates of Deposit.......................13
        5.5       Status of the Accounts Under the Reserve Requirement Regulations.........14
        5.6       Acknowledgment by NAI that Requirements of this Agreement are
                  Commercially Reasonable..................................................14

Article VI WITHDRAWAL OF CASH COLLATERAL...................................................15
        6.1       Withdrawal of Collateral Prior to the Designated Sale Date...............15
        6.2       Withdrawal and Application of Cash Collateral to Reduce or Satisfy
                  the Secured Obligations to the Participants..............................15


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
        6.3       Withdrawal and Application of Cash Collateral to Reduce or Satisfy
                  the Secured Obligations to BNPLC.........................................16
        6.4       Withdrawal of Cash Collateral From Accounts Maintained by
                  Disqualified Deposit Takers..............................................16

Article VII REPRESENTATIONS AND COVENANTS OF NAI...........................................16
        7.1       Representations of NAI...................................................16
        7.2       Covenants of NAI.........................................................17

Article VIII AUTHORIZED ACTION BY AGENT....................................................19
        8.1       Power of Attorney........................................................19

Article IX DEFAULT AND REMEDIES............................................................19
        9.1       Remedies.................................................................19

Article X OTHER RECOURSE...................................................................20
        10.1      Recovery Not Limited.....................................................20

Article XI PROVISIONS CONCERNING AGENT.....................................................20
        11.1      Appointment and Authority................................................20
        11.2      Exculpation, Agent's Reliance, Etc.......................................21
        11.3      Participant's Credit Decisions...........................................21
        11.4      Indemnity................................................................21
        11.5      Agent's Rights as Participant and Deposit Taker..........................22
        11.6      Investments..............................................................22
        11.7      Benefit of Article XI....................................................22
        11.8      Resignation..............................................................23

Article XII MISCELLANEOUS..................................................................23
        12.1      Provisions Incorporated From Other Operative Documents...................23
        12.2      Cumulative Rights, etc...................................................23
        12.3      Survival of Agreements...................................................23
        12.4      Other Liable Party.......................................................23
        12.5      Termination..............................................................24


Attachment 1......................................Form of Certificate of Deposit

Attachment 2.............Supplement to Pledge Agreement (Phase V - Improvements)

Attachment 3........Notice of NAI's Election to Change the Collateral Percentage

Attachment 4.........................................Notice of Security Interest

Attachment 5............................................Examples of Calculations

Attachment 6......Notice of NAI's Requirement to Withdraw Excess Cash Collateral


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Attachment 7......Notice of NAI's Requirement of Direct Payments to Participants

Attachment 8......Notice of NAI's Requirement of Direct Payments to Participants

Attachment 9.........................Notice of NAI's Requirement of a Withdrawal
                            of Cash Collateral from a Disqualified Deposit Taker

Schedule 1............................Financial Covenants and Negative Covenants


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

                                PLEDGE AGREEMENT
                            (PHASE V - IMPROVEMENTS)

        This PLEDGE AGREEMENT (PHASE V - IMPROVEMENTS) (this "AGREEMENT") is made as of March 1, 2000 (the "EFFECTIVE DATE"), by NETWORK APPLIANCE, INC., a California corporation ("NAI"); BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"); BANQUE NATIONALE DE PARIS ("BNPLC'S PARENT"), as a "PARTICIPANT"; and BANQUE NATIONALE DE PARIS, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "AGENT"), is made and dated as of the Effective Date.

                                    RECITALS

        A. NAI and BNPLC are parties to: (i) a Common Definitions and Provisions Agreement (Phase V - Improvements) dated as of the Effective Date (the "COMMON DEFINITIONS AND PROVISIONS AGREEMENT (PHASE V - IMPROVEMENTS)"); and (ii) a Purchase Agreement (Phase V - Improvements) dated as of the Effective Date (the "PURCHASE AGREEMENT"), pursuant to which NAI has agreed to make a "SUPPLEMENTAL PAYMENT" or "ISSUE 97-10 PREPAYMENT" (both as defined in the Common Definitions and Provisions Agreement (Phase V - Improvements)), in consideration of the rights granted to NAI by the Purchase Agreement.

        B. Pursuant to a Participation Agreement dated the date hereof (the "PARTICIPATION AGREEMENT"), BNPLC's Parent has agreed with BNPLC to participate in the risks and rewards to BNPLC of the Purchase Agreement and other Operative Documents (as defined in the Common Definitions and Provisions Agreement (Phase V - Improvements)), and the parties to this Agreement anticipate that other financial institutions may become parties to the Participation Agreement as Participants, agreeing to participate in the risks and rewards to BNPLC of the Purchase Agreement and other Operative Documents.

        C. NAI may from time to time deliver cash collateral for its obligations to BNPLC under the Purchase Agreement and for BNPLC's corresponding obligations to Participants under the Participation Agreement. This Agreement sets forth the terms and conditions governing such cash collateral.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

        1.1 Capitalized Terms Used But Not Defined in This Agreement. All capitalized terms used in this Agreement which are defined in Article I of the Common Definitions and Provisions Agreement (Phase V - Improvements) and not otherwise defined herein shall have the


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same meanings herein as set forth in the Common Definitions and Provisions
Agreement (Phase V - Improvements). All terms used in this Agreement which are defined in the UCC and not otherwise defined herein shall have the same meanings herein as set forth therein, except where the context otherwise requires.

        1.2 Definitions. When used in this Agreement, the following terms shall have the following respective meanings:

        "ACCOUNT" shall mean any deposit account maintained by a Deposit Taker into which Cash Collateral may be deposited at any time, excluding the Transition Account.

        "ACCOUNT OFFICE" shall mean, with respect to any Account maintained by any Deposit Taker, the office of such Deposit Taker in California or New York at which such Account is maintained as specified in the applicable Deposit Taker's Acknowledgment and Agreement.

        "AGENT" shall have the meaning given to that term in the introductory paragraph hereof.

        "BNPLC" shall have the meaning given to that term in the introductory paragraph hereof.

        "BNPLC'S CORRESPONDING OBLIGATIONS TO PARTICIPANTS" shall mean BNPLC's obligations under the Participation Agreement to pay Participants their respective Percentages of (or amounts equal to their respective Percentages of) sums "actually received by BNPLC" (as defined in the Participation Agreement) in satisfaction of NAI's Purchase Agreement Obligations; provided, however, any modification of the Participation Agreement executed after the date hereof without NAI's written consent shall not be considered for purposes of determining BNPLC's Corresponding Obligations to Participants under this Agreement.

        "CASH COLLATERAL" shall mean (i) all money of NAI which NAI has delivered to Agent for deposit with a Deposit Taker pursuant to this Agreement, and (ii) any additional money delivered to Agent as Collateral pursuant to
Section 4.9.

        "CERTIFICATE OF DEPOSIT" shall mean a certificate of deposit issued by a Deposit Taker as required by Section 4.9 below to evidence an Account into which Cash Collateral has been deposited pursuant to this Agreement. Each Certificate of Deposit shall be issued in an amount equal to the Value of the Account which it evidences and shall otherwise be in the form set forth as ATTACHMENT 1.

        "COLLATERAL" shall have the meaning given to that term in Section 2.1 hereof.

        "COLLATERAL IMBALANCE" shall mean on any date prior to the Designated Sale Date that the Value (without duplication) of Accounts maintained by and Certificates of Deposit issued by the Deposit Taker for any Participant (other than a Disqualified Deposit Taker) does not equal such Participant's Percentage, multiplied by the lesser of (1) the Minimum Collateral Value in effect on such date, or (2) the aggregate Value of all Collateral subject to this Agreement on such date. For purposes of determining whether a Collateral Imbalance exists, the Value of any Accounts maintained by a bank that is acting as Deposit Taker for two or more Participants will be deemed to be held for them in proportion to their respective Percentages, and the Value of any


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

Accounts maintained by a bank as Deposit Taker for both a Participant and BNPLC (as in the case of BNPLC's Parent acting as Deposit Taker for itself, as a Participant, and for BNPLC) will be deemed to be held for the Participant only to the extent necessary to prevent or mitigate a Collateral Imbalance and otherwise for BNPLC.

        "COLLATERAL PERCENTAGE" shall mean the percentage designated by NAI or required during a Mandatory Collateral Period pursuant to Part III of Schedule 1.

        "DEFAULT" means any Event of Default and any default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

        "DEPOSIT TAKER" for BNPLC shall mean BNPLC's Parent and for each Participant shall mean the Participant itself; provided, that each of BNPLC and the Participants, for itself only, may from time to time designate another Deposit Taker as provided in Section 4.4 and 4.4 below.

        "DEPOSIT TAKER LOSSES" shall mean the Value of any Cash Collateral delivered to a Deposit Taker, but that the Deposit Taker will not (because of the insolvency of the Deposit Taker, offsets by the Deposit Taker in violation of the Deposit Taker's Acknowledgment and Agreement, or otherwise) return to NAI or return to Agent for disposition or application as provided herein or as required by applicable law.

        "DEPOSIT TAKER'S ACKNOWLEDGMENT AND AGREEMENT" shall have the meaning given to that term in subsection 4.1.2 hereof.

        "DISQUALIFIED DEPOSIT TAKER" shall mean any Deposit Taker with whom Agent may decline to deposit Collateral pursuant to Section 4.1.

        "EVENT OF DEFAULT" shall mean the occurrence of any of the following:

               (a) the failure by NAI to pay all or any part of NAI's Purchase Agreement Obligations when due, after giving effect to any applicable notice and grace periods expressly provided for in the Purchase Agreement;

               (b) the failure by NAI to provide funds as and when required by
        Section 5.1 of this Agreement, if within seven Business Days after such failure commences NAI does not (1) cure such failure by delivering the funds required by Section 5.1, and (2) pay to BNPLC as additional Rent under the Improvements Lease an amount equal to interest at the Default Rate (as defined in the Improvements Lease) on such funds for the period from which they were first due to the date of receipt by Agent;

               (c) the failure of the pledge or security interest contemplated herein in the Transition Account or any Account, Certificate of Deposit or Cash Collateral to be a Qualified Pledge (regardless of the characterization of the Transition Account or any Accounts, Certificates of Deposit or Cash Collateral as deposit accounts, instruments or general intangibles under the UCC), if within five Business Days after NAI becomes aware of such failure, NAI does not (1) notify Agent, BNPLC and the Participants of


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

        such failure, and (2) cure such failure, and (3) to the extent required by Section 7.2.9, pay to BNPLC any additional Base Rent that has accrued under the Improvements Lease because of (or that would have accrued if BNPLC had been aware of) such failure, together with interest at the Default Rate on any such additional Base Rent;

               (d) the failure of any representation herein by NAI to be true (other than a failure described in another clause of this definition of Event of Default), if such failure is not cured within thirty days after NAI receives written notice thereof from Agent;

               (e) the failure of any representation made by NAI in subsection
        7.1.1 to be true, if within fifteen (15) days after NAI becomes aware of such failure, NAI does not (1) notify Agent, BNPLC and the Participants of such failure, and (2) cure such failure, and (3) pay to BNPLC any additional Base Rent that has accrued under the Improvements Lease because of (or that would have accrued if BNPLC had been aware of) such failure, and (4) pay to BNPLC interest at the Default Rate on any such additional Base Rent;

               (f) the failure by NAI timely and properly to observe, keep or perform any covenant, agreement, warranty or condition herein required to be observed, kept or performed (other than a failure described in another clause of this definition of Event of Default), if such failure is not cured within thirty days after NAI receives written notice thereof from Agent; and

               (g) the failure by BNPLC to pay when due on or after the Designated Sale Date any of BNPLC's Corresponding Obligations to Participants, after giving effect to any applicable notice and grace periods expressly provided for in the Participation Agreement.

Notwithstanding the foregoing, if ever the aggregate Value of Cash Collateral held by Agent and the Deposit Takers EXCEEDS the Minimum Collateral Value then in effect, a failure of the pledge or security interest contemplated herein in SUCH EXCESS Cash Collateral to be a valid, perfected, first priority pledge or security interest shall not constitute an Event of Default under this Agreement. Accordingly, to provide a cure as required to avoid an Event of Default under clauses (d) or (e) of this definition, NAI could deliver additional Cash Collateral - the pledge of which or security interest in which created by this Agreement is a Qualified Pledge - sufficient in amount to cause the aggregate Value of the Cash Collateral then held by Agent and the Deposit Takers subject to a Qualified Pledge hereunder to equal or exceed the Minimum Collateral Value.

        "FAILED COLLATERAL TEST DATE" means any date upon which commences a Mandatory Collateral Period as described in Part III of Schedule 1.

        "INITIALLY QUALIFIED DEPOSIT TAKER" means (1) Banque Nationale de Paris, acting through any branch, office or agency that can lawfully maintain an Account as a Deposit Taker hereunder, and (2) any of the fifty largest (measured by total assets) U.S. banks, or one of the one hundred largest (measured by total assets) banks in the world, with debt ratings of at least (i) A- (in the case of long term debt) and A-1 (in the case of short term debt) or the equivalent thereof by Standard and Poor's Corporation, and (ii) A3 (in the case of long term debt) and P-2 (in the case of short term debt) or the equivalent thereof by Moody's Investor Service, Inc. The parties believe it improbable that the ratings systems used by Standard and Poor's Corporation and by Moody's Investor Service, Inc. will be discontinued or changed, but if such ratings systems are discontinued or changed, NAI shall be entitled to select and use a comparable ratings systems as a substitute for the S&P Rating or the Moody Rating, as the case may be, for purposes of determining the status of any bank as an Initially Qualified Deposit Taker.

        "LIEN" shall mean, with respect to any property or assets, any right or interest therein of a creditor to secure indebtedness of any kind which is owed to him or any other arrangement with such creditor which provides for the payment of such indebtedness out of such property or assets or which allows him to have such indebtedness satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien, or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of setoff which arises without agreement in the ordinary course of business. "Lien" also means any filed financing statement, any registration with an issuer of uncertificated securities, or any other arrangement which would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made, or such arrangement is undertaken before or after such Lien exists.

        "MATERIAL LEASE DEFAULT" shall mean any of the following:

               (1) any "Event of Default" under and as defined in the Improvements Lease, including any such Event of Default consisting of a failure of NAI to comply with the requirements of Exhibit I attached to the Improvements Lease; and

               (2)(a) any failure of NAI to make any payment required by and when first due under the Improvements Lease, regardless of whether any period provided in the Improvements Lease for the cure of such failure by NAI shall have expired, and (b) any other default, event or condition which would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an "Event of Default" under and as defined in the Improvements Lease, if such other default, event or failure involves a material noncompliance with Applicable Law. (For purposes of this definition, "material" noncompliance with Applicable Law will include any noncompliance, the correction of which has been requested by a governmental authority, or because of which a threat of action against the Property or BNPLC has been asserted by a governmental authority.)

        "MANDATORY COLLATERAL PERIOD" shall mean any period, as determined in accordance with Part III of Schedule 1, during which NAI is required to maintain a Collateral Percentage of one hundred percent (100%) pursuant to Section 3.2.

        "MINIMUM COLLATERAL VALUE" shall mean (1) as of the Designated Sale Date or any prior date, an amount equal to the Collateral Percentage multiplied by the Stipulated Loss Value


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determined as of that date in accordance with the Improvements Lease; and (2) as of any date after the Designated Sale Date, an amount equal to the Break Even Price plus any unpaid interest accrued on past due amounts payable pursuant to Paragraph 1(a) of the Purchase Agreement.

        "NAI" shall have the meaning given to that term in the introductory paragraph hereof.

        "NAI'S PURCHASE AGREEMENT OBLIGATIONS" shall mean all of NAI's obligations under the Purchase Agreement, including (i) NAI's obligation to pay any Supplemental Payment as required under subparagraph 1(A) of the Purchase Agreement, (ii) NAI's obligation to pay any Issue 97-10 Prepayment as required by subparagraph 4(C) of the Purchase Agreement, and (iii) any damages incurred by BNPLC because of (A) NAI's breach of the Purchase Agreement or (B) the rejection by NAI of the Purchase Agreement in any bankruptcy or insolvency proceeding.

        "NOTICE OF SECURITY INTEREST" shall have the meaning given to that term in subsection 4.1.1 hereof.

        "OTHER LIABLE PARTY" shall mean any Person, other than NAI, who may now or may at any time hereafter be primarily or secondarily liable for any of the Secured Obligations or who may now or may at any time hereafter have granted to Agent a pledge of or security interest in any of the Collateral.

        "PARTICIPANTS" shall mean BNPLC's Parent and any other financial institutions which may hereafter become parties to (i) this Agreement by completing, executing and delivering to NAI and Agent a Supplement, and (ii) the Participation Agreement.

        "PARTICIPATION AGREEMENT" shall have the meaning given to such term in Recital B hereof.

        "PERCENTAGE" shall mean with respect to each Participant and the Deposit Taker for such Participant, such Participant's "Percentage" under and as defined in the Participation Agreement for purposes of computing such Participant's right thereunder to receive payments of (or amounts equal to a percentage of) any sales proceeds or Supplemental Payment received by BNPLC under the Purchase Agreement. Percentages may be adjusted from time to time as provided in the Participation Agreement or as provided in supplements thereto executed as provided in the Participation Agreement.

        "QUALIFIED PLEDGE" means a pledge or security interest that constitutes a valid, perfected, first priority pledge or security interest.

        "SECURED OBLIGATIONS" shall mean and include both NAI's Purchase Agreement Obligations and BNPLC's Corresponding Obligations to Participants.

        "SUPPLEMENT" shall mean a supplement to this Agreement in the form of ATTACHMENT 2.

        "TRANSACTION DOCUMENTS" shall mean, collectively, this Agreement, the Improvements Lease, the Purchase Agreement and the Participation Agreement.


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        "TRANSITION ACCOUNT" shall have the meaning given it in Section 5.2.

        "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time, and the Uniform Commercial Code as in effect in any other jurisdiction which governs the perfection or non-perfection of the pledge of and security interests in the Collateral created by this Agreement.

        "VALUE" shall mean with respect to any Account, Certificate of Deposit or Cash Collateral on any date, a dollar value determined as follows (without duplication):

               (a) cash shall be valued at its face amount on such date;

               (b) an Account shall be valued at the principal balance thereof on such date; and

               (c) a Certificate of Deposit shall be valued at the face amount thereof.

        1.3 Attachments. All attachments to this Agreement are a part hereof for all purposes.

        1.4 Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including references to the Improvements Lease, Purchase Agreement and Participation Agreement) also refer to and include all valid renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document; provided that nothing contained in this Section shall be construed to authorize any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

        1.5 References and Titles. All references in this Agreement to Attachments, Articles, Sections, subsections, and other subdivisions refer to the Attachments, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivision are for convenience only and do not constitute any part of any such subdivision and shall be disregarded in construing the language contained in this Agreement. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Article," "this Section" and "this subsection" and similar phrases refer only to the Articles, Sections or subsections hereof in which the phrase occurs. The word "or" is not exclusive, and the word "including" (in all of its forms) means "including without limitation". Pronouns in masculine, feminine and neuter gender shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa unless the context otherwise requires.


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                                   ARTICLE II

                                SECURITY INTEREST

        2.1 Pledge and Grant of Security Interest. As security for the Secured Obligations, NAI hereby pledges and assigns to Agent (for the ratable benefit of BNPLC and the Participants) and grants to Agent (for the ratable benefit of BNPLC and the Participants) a continuing security interest and lien in and against all right, title and interest of NAI in and to the following property, whether now owned or hereafter acquired by NAI (collectively and severally, the "COLLATERAL"):

               (a) All Cash Collateral, all Accounts, the Transition Account and all Certificates of Deposit issued from time to time and general intangibles arising therefrom or relating thereto (however, "general intangibles" as used in this clause shall not include any general intangibles not related to Cash Collateral, Accounts, the Transition Account or Certificates of Deposit issued from time to time, and thus will not include, without limitation, any intellectual property of NAI); and all documents, instruments and agreements evidencing the same; and all extensions, renewals, modifications and replacements of the foregoing; and any interest or other amounts payable in connection therewith; and

               (b) All proceeds of the foregoing (including whatever is receivable or received when Collateral or proceeds is invested, sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

The pledge, assignment and grant of a security interest made by NAI hereunder is for security of the Secured Obligations only; the parties to this Agreement do not intend that NAI's delivery of the Collateral to Agent as herein provided will constitute an advance payment of any Secured Obligations or liquidated damages, nor do the parties intend that the Collateral increase the dollar amount of the Secured Obligations.

        2.2 Return of Collateral After the Secured Obligations are Satisfied in Full. If any proceeds of Collateral remain after all Secured Obligations have been paid in full, Agent will deliver or direct the Deposit Takers to deliver such proceeds to NAI or other Persons entitled thereto by law.


                                   ARTICLE III

                  DESIGNATION OF MINIMUM COLLATERAL PERCENTAGE

        3.1 Determination of Minimum Collateral Percentage Generally. Effective as of the date of this Agreement, and until a new Collateral Percentage becomes effective, the Collateral Percentage is zero percent (0%). Subject to the provisions of this Article III, NAI may from time to time designate a new Collateral Percentage between 0% and 100% by written notice delivered to Agent, BNPLC and the Participants in the form of ATTACHMENT 3. Any new Collateral


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

Percentage so designated shall not become effective, however, until the commencement of the later of (A) the first Base Rent Period to commence on or after the first Business Day of September, 2001, or (B) the next following Base Rent Period which is at least ten Business Days after the receipt of such notice by Agent, BNPLC and the Participants. Further, after the first change in the Collateral Percentage resulting from a designation by NAI of a Collateral Percentage greater than zero percent (0%), any subsequent change resulting from NAI's designation of a new Collateral Percentage shall not become effective before the first Business Day of the first Base Rent Period that commences at least ninety days after the effective date of the last preceding change in the Collateral Period. In any event, if NAI provides more than one notice of a change in the Collateral Percentage to be effective on a particular Base Rent Date, then the latest such notice from NAI which satisfies the requirements of this Section (and of Sections 3.2 and 3.3) will control. After any Collateral Percentage becomes effective as provided in this Article, it shall remain in effect until a different Collateral Percentage becomes effective as provided in this Article.

        3.2 Limitations on NAI's Right to Lower the Collateral Percentage. Notwithstanding the foregoing, no designation by NAI of a new Collateral Percentage will be effective to reduce the Collateral Percentage if the designation is given, or the reduction would otherwise become effective, on or after the Designated Sale Date or when any of the following shall have occurred and be continuing:

               3.2.1 any Material Lease Default;

               3.2.2 any Event of Default under and as defined in this Agreement; or

               3.2.3 any Default under and as defined in this Agreement - excluding, however, any such Default limited to a failure of NAI described in clause or clause (e) of the definition of Event of Default above, with respect to which the time for cure specified in clause (c) or clause (e), as applicable, has not expired.

        3.3 Mandatory Collateral Periods. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, THE COLLATERAL PERCENTAGE DURING ANY MANDATORY COLLATERAL PERIOD SHALL BE ONE HUNDRED PERCENT (100%). No later than five Business Days prior to any Failed Collateral Test Date, NAI shall notify Agent, BNPLC and the Participants of the conditions set forth in Part III of Schedule 1 that NAI will be unable to satisfy on the Failed Collateral Test Date.


                                   ARTICLE IV

                      PROVISIONS CONCERNING DEPOSIT TAKERS

        4.1 Qualification of Deposit Takers Generally. Agent may decline to deposit or maintain Collateral hereunder with any Person designated as a Deposit Taker, if such Person has failed to satisfy or no longer satisfies the following requirements:

               4.1.1 Such Person must have received from Agent and NAI a completed, executed Notice of Security Interest in the form of ATTACHMENT 4 (a "NOTICE OF

        SECURITY INTEREST") which specifically identifies any and all Accounts in which such Person shall hold Cash Collateral delivered to it pursuant to this Agreement and which designates Account Offices with respect to all such Accounts in New York or California.

               4.1.2 Such Person must have executed the Acknowledgment and Agreement at the end of such Notice of Security Interest (the "DEPOSIT TAKER'S ACKNOWLEDGMENT AND AGREEMENT") and returned the same to Agent. Further, such Person must have complied with the Deposit Taker's Acknowledgment and Agreement, and the representations set forth therein with respect to such Person must continue to be true and correct.

               4.1.3 Such Person must be a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America; must be authorized to maintain deposit accounts for others through Account Offices in New York or California (as specified in the Deposit Taker's Acknowledgment and Agreement); and must be an Affiliate of BNPLC or the Participant for whom such Person will act as Deposit Taker or must have a combined capital, surplus and undivided profits of at least $500,000,000.

               4.1.4 Such Person must have complied with the provisions in this Agreement applicable to Deposit Takers, including the provisions of
        Section 5.4 concerning the issuance and redemption of Certificates of Deposit.

        4.2 Existing Deposit Takers. BNPLC's Parent (as Deposit Taker for itself and for BNPLC) has received a Notice of Security Agreement dated the Effective Date and has responded to such a notice with a Deposit Taker's Acknowledgment and Agreement dated the Effective Date, as contemplated in subsections 4.1.1 and 4.1.2.

        4.3 Replacement of Participants Proposed by NAI. So long as no Event of Default has occurred and is continuing, BNPLC shall not unreasonably withhold its approval for a substitution under the Participation Agreement of a new Participant proposed by NAI for any Participant, the Deposit Taker for whom would no longer meet the requirements for an Initially Qualified Deposit Taker; provided, however, that (A) the proposed substitution can be accomplished without a release or breach by BNPLC of its rights and obligations under the Participation Agreement; (B) the new Participant will agree (by executing a Supplement and a supplement to the Participation Agreement as contemplated therein and by other agreements as may be reasonably required by BNPLC and NAI) to become a party to the Participation Agreement and to this Agreement, to designate an Initially Qualified Deposit Taker as the Deposit Taker for it under this Agreement and to accept a Percentage under the Participation Agreement equal to the Percentage of the Participant to be replaced; (C) the new Participant (or NAI) will provide the funds required to pay the termination fee by Section 6.4 of the Participation Agreement to accomplish the substitution;
(D) NAI (or the new Participant) agrees in writing to indemnify and defend BNPLC for any and all Losses incurred by BNPLC in connection with or because of the substitution, including the cost of preparing supplements to the Participation Agreement and this Agreement and including any cost of defending and paying any claim asserted by the Participant to be replaced because of the substitution (but not including any liability of BNPLC to such Participant for damages caused by BNPLC's bad faith or gross negligence in the performance of BNPLC's obligations under the Participation Agreement prior to the substitution); (E) the new Participant shall be a reputable financial institution having a net worth of no less than seven and one half percent (7.5%) of total assets and total assets of no less than $10,000,000,000.00 (all according to then recent audited financial statements); and (F) in no event will BNPLC be required to approve a substitution pursuant to this Section 4.3 which will replace a Participant that is an Affiliate of BNPLC. BNPLC shall attempt in good faith to assist (and cause BNPLC's Parent to attempt in good faith to assist) NAI in identifying a new Participant that NAI may propose to substitute for an existing Participant pursuant to this Section, as NAI may reasonably request from time to time. However, in no event shall BNPLC itself, or any of its Affiliates, be required to take the Percentage of any Participant to be replaced.

        4.4 Mandatory Substitution for Disqualified Deposit Takers. If any Deposit Taker shall cease to satisfy the requirements set forth in Section 4.1, the party for whom such Disqualified Deposit Taker has been designated as Deposit Taker (i.e., BNPLC or the applicable Participant) shall promptly (1) provide notice thereof to Agent and NAI, and (2) designate a substitute Deposit Taker and cause the substitute to satisfy the requirements set forth in Section
4.1. Pending the designation of the substitute and the satisfaction by it of the requirements set forth in Section 4.1, Agent may withdraw Collateral held by the Disqualified Deposit Taker and deposit such Collateral with other Deposit Takers, subject to Section 5.3 below.

        4.5 Voluntary Substitution of Deposit Takers With the written approval of Agent, which approval will not be unreasonably withheld, BNPLC or any Participant may at any time designate for itself a new Deposit Taker (in replacement of any prior Deposit Taker acting for it hereunder); provided, the Person so designated has satisfied the requirements set forth in Section 4.1; and, provided further, unless the designation of a new Deposit Taker is required by Section 4.4 to replace a Disqualified Deposit Taker, at the time of the replacement such Person must be an Initially Qualified Deposit Taker.

        4.6 Delivery of Notice of Security Interest by NAI and Agent. To the extent required for the designation of a new Deposit Taker by BNPLC or any Participant pursuant to Section 4.5, or to permit the substitution or replacement of a Deposit Taker for BNPLC or any Participant as provided in Sections 4.4 and 4.5, NAI and Agent shall promptly execute and deliver any properly completed Notice of Security Interest requested by BNPLC or the applicable Participant.

        4.7 Constructive Possession of Collateral. The possession by a Deposit Taker of any deposit accounts, money, instruments, chattel paper or other property constituting Collateral or evidencing Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to the UCC or other Applicable Law; and notifications to a Deposit Taker by other Persons holding any such property, and Acknowledgments, receipts or confirmations from any such Persons delivered to a Deposit Taker, shall be deemed notifications to, or Acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of such Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under Applicable Law.

        4.8 Attempted Setoff by Deposit Takers. By delivery of a Deposit Taker's Acknowledgment and Agreement, each Deposit Taker shall be required to agree not to setoff or attempt a setoff, WITHOUT IN EACH CASE FIRST OBTAINING THE PRIOR WRITTEN AUTHORIZATION OF AGENT, Secured Obligations owed to it against any Collateral held by it from time to time. Further, by delivery of a Deposit Taker's Acknowledgment and Agreement, each Deposit Taker shall be required to agree not to setoff or attempt a setoff, WITHOUT IN EACH CASE FIRST OBTAINING THE PRIOR WRITTEN AUTHORIZATION OF BOTH NAI AND AGENT, obligations owed to it other than Secured Obligations against any Collateral held by it from time to time. Any Deposit Taker for BNPLC or a Participant shall not be permitted by BNPLC or the applicable Participant, as the case may be, to violate such agreements. However, NAI acknowledges and agrees (without limiting its right to recover damages from a Deposit Taker that violates such agreements) that Agent shall not be responsible for, or be deemed to have taken any action against NAI because of, any Deposit Taker's violation of such agreements; and, neither BNPLC nor any Participant shall be responsible for, or be deemed to have taken any action against NAI because of, any violation of such agreements by a Deposit Taker for another party.

        4.9 Deposit Taker Losses. Agent shall not be responsible for any Deposit Taker Losses. However, Deposit Taker Losses with respect to a Deposit Taker for a particular Participant shall reduce the amount of BNPLC's Corresponding Obligations to Participants which are payable to such Participant as provided in
Section 2.2 of the Participation Agreement. Further, when Deposit Taker Losses with respect to a Deposit Taker for a particular Participant are incurred in excess of the payments of Secured Obligations that such Participant would then have been entitled to receive under the Participation Agreement but for such Deposit Taker Losses, such Participant must immediately pay the excess to Agent as additional Collateral hereunder, failing which NAI may recover any damages suffered by it because of the Deposit Taker Losses from such Deposit Taker or such Participant.

        4.10 Losses Resulting from Failure of Deposit Taker to Comply with this Agreement. Any Participant, the Deposit Taker for whom has failed to comply with the requirements of this Agreement or any Notices of Security Interest and any Deposit Taker's Acknowledgments and Agreements (the "RESPONSIBLE PARTICIPANT") must defend, indemnify, and hold harmless BNPLC, Agent and the other Participants from and against any Losses resulting from such failure. Without limiting the foregoing, if the failure of a Deposit Taker for a Responsible Participant to comply strictly with the terms of this Agreement (including, without limitation, the provisions of Section 5.4 concerning the issuance and redemption of Certificates of Deposit and the requirement that any cash deposits be held in a deposit account located in either New York or California) causes, in whole or in part, the security interest of Agent in the Collateral held by such Deposit Taker to be unperfected, then any and all Losses suffered as a result of such nonperfection shall be borne solely by the Responsible Participant and shall not be shared by BNPLC, Agent or the other Participants.


                                    ARTICLE V

                   DELIVERY AND MAINTENANCE OF CASH COLLATERAL

        5.1 Delivery of Funds by NAI. On each Base Rent Date, NAI must deliver to Agent, subject to the pledge and security interest created hereby, funds as Cash Collateral then needed (if any) to cause the Value of the Collateral to be no less than the Minimum Collateral Value. Each delivery of funds required by the preceding sentence must be received by Agent no later than 12:00 noon (San Francisco time) on the date it is required; if received after 12:00 noon it will be considered for purposes of the Improvements Lease as received on the next following Business Day. At least five Business Days prior to any Base Rent Date upon which it is expected that NAI will be required to deliver additional funds pursuant to this Section, NAI shall notify BNPLC, Agent and each of the Participants thereof and of the amount NAI expects to deliver to Agent as Cash Collateral on the applicable Base Rent Date. In addition to required deliveries of Cash Collateral as provided in the foregoing provisions, NAI may on any date (whether or not a Base Rent Date) deliver additional Cash Collateral to Agent as necessary to prevent any Default from becoming an Event of Default. Upon receipt of any funds delivered to it by NAI as Cash Collateral, Agent shall immediately deposit the same with the Deposit Takers in accordance with the requirements of Sections 5.3 and 5.4 below.

        5.2 Transition Account. Pending deposit in the Accounts or other application as provided herein, all Cash Collateral received by Agent shall be credited to and held by Agent in an account (the "TRANSITION ACCOUNT") styled "NAI Collateral Account, held for the benefit of BNP Leasing Corporation and the Participants," separate and apart from all other property and funds of NAI or other Persons, and no other property or funds shall be deposited in the Transition Account. The books and records of Agent shall reflect that the Transition Account and all Cash Collateral on deposit therein are owned by NAI, subject to a pledge and security interest in favor of Agent for the benefit of BNPLC and Participants.

        5.3 Allocation of Cash Collateral Among Deposit Takers. Funds received by Agent from NAI as Cash Collateral will be allocated for deposit among the Deposit Takers as follows:

        first, to the extent possible the funds will be allocated as required to rectify and prevent any Collateral Imbalance; and

        second, the funds will be allocated to the Deposit Taker for BNPLC, unless the Deposit Taker for BNPLC has become a Disqualified Deposit Taker, in which case the funds will be allocated to other Deposit Takers who are not Disqualified Deposit Takers as Agent deems appropriate.

Further, if for any reason a Collateral Imbalance is determined by Agent to exist, Agent shall, as required to rectify or mitigate the Collateral Imbalance, promptly reallocate Collateral among Deposit Takers by withdrawing Cash Collateral from some Accounts and redepositing it in other Accounts. (If any party to this Agreement believes that the Value of the Accounts held by a particular Deposit Taker causes a Collateral Imbalance to exist, that party will promptly notify BNPLC, NAI and Agent.) Subject to the foregoing, and provided that Agent does not thereby create or exacerbate a Collateral Imbalance, Agent may withdraw and redeposit Cash Collateral in order to reallocate the same among Deposit Takers from time to time as Agent deems appropriate. For purposes of illustration only, examples of the allocations required by this Section are set forth in ATTACHMENT 5.

        5.4 Issuance and Redemption of Certificates of Deposit. Upon the receipt of any deposit of Cash Collateral from Agent, each Deposit Taker shall issue a Certificate of Deposit evidencing the Account into which such deposit is made and deliver such Certificate of Deposit to Agent for the benefit of BNPLC and the Participants. Each Certificate of Deposit shall be issued in an amount equal to the Value of the Account which it evidences and shall otherwise be in the form set forth as ATTACHMENT 1 to this Agreement. Upon depositing any Cash Collateral into an Account that is already evidenced by an outstanding Certificate of Deposit, Agent will surrender the outstanding Certificate of Deposit, and in exchange the Deposit Taker receiving the deposit will issue a new Certificate of Deposit, evidencing the total amount of Cash Collateral in the Account after the deposit. A Deposit Taker that has issued a Certificate of Deposit may require the surrender of the Certificate of Deposit as a condition to a withdrawal from the Account evidenced thereby, including any withdrawal required or permitted by this Agreement. Upon surrender of a Certificate of Deposit in connection with a withdrawal of less than all of the Cash Collateral in the Account evidenced thereby, the applicable Deposit Taker will concurrently issue a new Certificate of Deposit to Agent, evidencing the balance of the Cash Collateral remaining on deposit in the Account after the withdrawal. Notwithstanding the foregoing, if any Certificate of Deposit held by Agent shall be destroyed, lost or stolen, the Deposit Taker that issued the Certificate, upon the written request of Agent, shall issue a new Certificate of Deposit to Agent in lieu of and in substitution for the Certificate of Deposit so destroyed, lost or stolen. However, as applicant for the substitute Certificate of Deposit, Agent must indemnify (at no cost to NAI) the applicable Deposit Taker against any liability on the Certificate of Deposit destroyed, lost or stolen, and Agent shall furnish to the Deposit Taker an affidavit of an officer of Agent setting forth the fact of destruction, loss or theft and confirming the status of Agent as holder of the Certificate of Deposit immediately prior to the destruction, loss or theft. If any Certificate of Deposit held by Agent shall become mutilated, the Deposit Taker that issued the Certificate, upon the written request of Agent, shall issue a new Certificate of Deposit to Agent in exchange and substitution for the mutilated Certificate of Deposit. Agent shall hold all Certificates of Deposit for the benefit of BNPLC and the Participants, subject to the pledge and security interest created hereby.

        5.5 Status of the Accounts Under the Reserve Requirement Regulations. Deposit Takers shall be permitted to structure the Accounts as nonpersonal time deposits under 12 C.F.R., Part II, Chapter 204 (commonly known as "Regulation D"). Accordingly, each Deposit Taker may require at least seven days advance notice of any withdrawal or transfer of funds from Accounts it maintains and may limit the number of withdrawals or transfers from such Accounts to no more than six in any calendar month, notwithstanding anything to the contrary herein or in any deposit agreement that NAI and any Deposit Taker may enter into with respect to any Account. As necessary to satisfy the seven days notice requirement with respect to withdrawals by Agent when required by NAI pursuant to the provisions below, Agent shall notify Deposit Takers promptly after receipt of any notice from NAI described in subsection 6.1.2 or 6.2.1 or in Section 6.3.

        5.6 Acknowledgment by NAI that Requirements of this Agreement are Commercially Reasonable. NAI acknowledges and agrees that the requirements set forth herein concerning receipt, deposit, withdrawal, allocation, application and distribution of Cash Collateral by Agent, including the requirements and time periods set forth in the next Article, are commercially reasonable.

                                   ARTICLE VI

                          WITHDRAWAL OF CASH COLLATERAL

NAI may not withdraw Cash Collateral, except as follows:

        6.1 Withdrawal of Collateral Prior to the Designated Sale Date. NAI may require Agent to present Certificates of Deposit for payment and withdraw Cash Collateral from Accounts on any date prior to the Designated Sale Date and to deliver such Cash Collateral to NAI (which delivery shall be free and clear of all liens and security interests hereunder); provided, however, that in each case:

               6.1.1 Such withdrawal and delivery of the Cash Collateral to NAI will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value.

               6.1.2 by a notice in the form of ATTACHMENT 6, NAI must give Agent, BNPLC and the Participants notice of the required withdrawal at least ten days prior to the date upon which the withdrawal is to occur.

               6.1.3 No Default or Event of Default shall have occurred and be continuing at the time NAI gives the notice required by the preceding subsection or on the date upon which the withdrawal is required.

               6.1.4 NAI must pay to Agent any and all costs incurred by Agent in connection with the withdrawal.

               6.1.5 Agent shall determine the Accounts from which to make any withdrawal required by NAI pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.

        6.2 Withdrawal and Application of Cash Collateral to Reduce or Satisfy the Secured Obligations to the Participants. To reduce the "Break Even Price" or "Supplemental Payment" required under (and as defined in) the Purchase Agreement (and, thus, to reduce the Secured Obligations), NAI may require Agent to withdraw Cash Collateral then held by or for Agent pursuant to this Agreement on the Designated Sale Date and to deliver the same on the Designated Sale Date or on any date thereafter prior to an Event of Default (which delivery shall be free and clear of all liens and security interests hereunder) directly to the Participants in proportion to their respective rights to payment of BNPLC's Corresponding Obligations to Participants and for application thereto or the reduction thereof pursuant to Section 2.2 of the Participation Agreement; provided, that:

               6.2.1 by a notice in the form of ATTACHMENT 7, NAI must have notified Agent, BNPLC and each of the Participants of the required withdrawal and payment to Participants at least ten days prior to the date upon which it is to occur;

               6.2.2 the required withdrawal shall be made as determined by Agent, first, from the Accounts maintained by the Deposit Takers for the Participants, and then (to the extent necessary) from the Accounts maintained by the Deposit Taker for BNPLC; and

               6.2.3 in any event, no withdrawals or payments directly to Participants shall be required by this Section 6.2 (or permitted over the objection of BNPLC) in excess of those required to satisfy BNPLC's Corresponding Obligations to Participants or to reduce such obligations to zero under the Participation Agreement.

        6.3 Withdrawal and Application of Cash Collateral to Reduce or Satisfy the Secured Obligations to BNPLC. To satisfy NAI's Purchase Agreement Obligations, NAI may require Agent to withdraw any Cash Collateral held by the Deposit Taker for BNPLC pursuant to this Agreement on the Designated Sale Date and to deliver the same on the Designated Sale Date or on any date thereafter prior to an Event of Default (which delivery shall be free and clear of all liens and security interests hereunder) directly to BNPLC as a payment on behalf of NAI of amounts due under the Purchase Agreement; provided, that by a notice in the form of ATTACHMENT 8, NAI must have notified Agent and BNPLC of the required withdrawal and payment to BNPLC at least ten days prior to the date upon which it is to occur.

        6.4 Withdrawal of Cash Collateral From Accounts Maintained by Disqualified Deposit Takers. NAI may from time to time prior to the Designated Sale Date (regardless of the existence of any Default or Event of Default) require Agent to withdraw any or all Cash Collateral from any Account maintained by a Disqualified Deposit Taker and deposit it, still subject to the pledge and grant of security interest hereunder, with other Deposit Takers who are not Disqualified Deposit Takers (in accordance with the requirements of Sections 5.3 and 5.4) on any date prior to the Designated Sale Date; provided, that by a notice in the form of ATTACHMENT 9, NAI must have notified Agent, BNPLC and each of the Participants of the required withdrawal at least ten days prior to the date upon which it is to occur.


                                   ARTICLE VII

                      REPRESENTATIONS AND COVENANTS OF NAI

        7.1 Representations of NAI. NAI represents to BNPLC, Agent and the Participants as follows:

               7.1.1 NAI is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time NAI acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time NAI acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, except for rights created hereunder.

               7.1.2 Agent has (or in the case of after-acquired Collateral, at the time NAI acquires rights therein, will have) a valid, first priority, perfected pledge of and security interest in the Collateral, regardless of the characterization of the Collateral as deposit accounts, instruments or general intangibles under the UCC, but assuming that the representations of each Deposit Taker in its Deposit Taker's Acknowledgment and Agreement are true.

               7.1.3 NAI has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all documents, instruments and agreements evidencing Accounts, Certificates of Deposit or Cash Collateral.

               7.1.4 NAI's chief executive office is located at the address of NAI set forth in Article II of the Common Definitions and Provisions Agreement (Phase V - Improvements) or at another address in California specified in a notice that NAI has given to Agent as required by Section 7.2.4.

               7.1.5 To the knowledge of NAI, neither the ownership or the intended use of the Collateral by NAI, nor the pledge of Accounts or the grant of the security interest by NAI to Agent herein, nor the exercise by Agent of its rights or remedies hereunder, will (i) violate any provision of (a) Applicable Law, (b) the articles or certificate of incorporation, charter or bylaws of NAI, or (c) any agreement, judgment, license, order or permit applicable to or binding upon NAI, or (ii) result in or require the creation of any Lien, charge or encumbrance upon any assets or properties of NAI except as expressly contemplated in this Agreement. Except as expressly contemplated in this Agreement, to the knowledge of NAI no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the pledge or grant by NAI of the security interest contemplated herein or the exercise by Agent of its rights and remedies hereunder.

        7.2 Covenants of NAI. NAI hereby agrees as follows:

               7.2.1 NAI, at NAI's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary, or which Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the pledge thereof to Agent or the security interest granted to Agent therein and the first priority of such pledge or security interest or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, NAI shall (A) procure, execute and deliver to Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Agent, (B) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper, (C) cause the security interest of Agent in any Collateral consisting of securities to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Agent, and (D) reimburse Agent upon request for any legal opinion Agent may elect to obtain from a nationally recognized commercial law firm authorized to practice in New York concerning the enforceability, first priority and perfection of Agent's security interest in any Collateral maintained in New York, if BNPLC or any Participant should at any time elect to use a Deposit Taker that will maintain one or more Accounts in New York.

               7.2.2 NAI shall not use or consent to any use of any Collateral in violation of any provision of the this Agreement or any other Transaction Document or any Applicable Law.

               7.2.3 NAI shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               7.2.4 Without thirty days' prior written notice to Agent, NAI shall not change NAI's name or place of business (or, if NAI has more than one place of business, its chief executive office).

               7.2.5 NAI shall appear in and defend, on behalf of Agent, any action or proceeding which may affect NAI's title to or Agent's interest in the Collateral.

               7.2.6 Subject to the express rights of NAI under Article VI, NAI shall not surrender or lose possession of (other than to Agent or a Deposit Taker pursuant hereto), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein, and NAI shall keep the Collateral free of all Liens.

               7.2.7 NAI will not take any action which would in any manner impair the value or enforceability of Agent's pledge of or security interest in any Collateral, nor will NAI fail to take any action which is required to prevent (and which NAI knows is required to prevent) an impairment of the value or enforceability of Agent's pledge of or security interest in any Collateral.

               7.2.8 NAI shall pay (and shall indemnify and hold harmless Agent from and against) all Losses incurred by Agent in connection with or because of (A) the interest acquired by Agent in any Collateral pursuant to this Agreement, or (B) the negotiation or administration of this Agreement, whether such Losses are incurred at the time of execution of this Agreement or at any time in the future. Costs and expenses included in such Losses may include, without limitation, all filing and recording fees, taxes, UCC search fees and Attorneys' Fees incurred by Agent with respect to the Collateral.

               7.2.9 Without limiting the foregoing, within five Business Days after NAI becomes aware of any failure of the pledge or security interest contemplated herein in the Transition Account or any Account, Certificate of Deposit or Cash Collateral to be a valid, perfected, first priority pledge or security interest (regardless of the characterization of the Transition Account or any Accounts, Certificates of Deposit or Cash Collateral as deposit accounts, instruments or general intangibles under the UCC), NAI shall notify Agent, BNPLC and the Participants of such failure. In addition, if the failure would not exist but for NAI's delivery of Cash Collateral to Agent subject to prior Liens or other claims by one or more third parties, or but for the grant by NAI itself of any Lien or other interest in the Collateral to one or more third parties, then, in addition to any other remedies available to BNPLC or Agent under the circumstances, NAI must pay to BNPLC any additional Base Rent that has accrued under the Improvements Lease because of (or that would have accrued if BNPLC had been aware of) the failure, together with interest at the Default Rate on any such additional Base Rent.

                                  ARTICLE VIII

                           AUTHORIZED ACTION BY AGENT

        8.1 Power of Attorney. NAI hereby irrevocably appoints Agent as NAI's attorney-in-fact for the purpose of authorizing Agent to perform (but Agent shall not be obligated to and shall incur no liability to NAI or any third party for failure to perform) any act which NAI is obligated by this Agreement to perform, and to exercise, consistent with the other provisions of this Agreement, such rights and powers as NAI might exercise with respect to the Collateral during any period in which a Default or Event of Default has occurred and is continuing, including the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral;
(c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any indebtedness of NAI relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder. NAI agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be obligated to NAI to give any notice or take any action to preserve rights against any other Person in connection with the Secured Obligations or with respect to the Collateral.


                                   ARTICLE IX

                              DEFAULT AND REMEDIES

        9.1 Remedies. In addition to all other rights and remedies granted to Agent, BNPLC or the Participants by this Agreement, the Improvements Lease, the Purchase Agreement, the Participation Agreement, the UCC and other Applicable Laws, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies, all of which will be in furtherance of its rights as a secured party under the UCC:

               (a) Agent may collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce the pledge of or security interests in any or all Collateral in any manner permitted by Applicable Law or in this Agreement; and

               (b) Agent may notify any or all Deposit Takers to pay all or any portion of the Collateral held by such Deposit Taker(s) directly to Agent.

Agent shall distribute the proceeds of all Collateral received by Agent after the occurrence of an Event of Default to BNPLC and the Participants for application to the Secured Obligations. If any proceeds of Collateral remain after all Secured Obligations have been paid in full, Agent will deliver or direct the Deposit Takers to deliver such proceeds to NAI or other Persons entitled thereto. In any case where notice of any sale or disposition of any Collateral is required, NAI hereby agrees that seven (7) Business Days notice of such sale or disposition is reasonable.


                                    ARTICLE X

                                 OTHER RECOURSE

        10.1 Recovery Not Limited. To the fullest extent permitted by applicable law, NAI waives any right to require that Agent, BNPLC or the Participants proceed against any other Person, exhaust any Collateral or other security for the Secured Obligations, or to have any Other Liable Party joined with NAI in any suit arising out of the Secured Obligations or this Agreement, or pursue any other remedy in their power. NAI waives any and all notice of acceptance of this Agreement. NAI further waives notice of the creation, modification, rearrangement, renewal or extension for any period of any of the Secured Obligations of any Other Liable Party from time to time and any defense arising by reason of any disability or other defense of any Other Liable Party or by reason of the cessation from any cause whatsoever of the liability of any Other Liable Party. Until all of the Secured Obligations shall have been paid in full, NAI shall have no right to subrogation, reimbursement, contribution or indemnity against any Other Liable Party and NAI waives the right to enforce any remedy which Agent, BNPLC or any Participant has or may hereafter have against any Other Liable Party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Agent, BNPLC or any Participant. NAI authorizes Agent, BNPLC and the Participants, without notice or demand and without any reservation of rights against NAI and without affecting NAI's liability hereunder or on the Secured Obligations, from time to time to
(a) take or hold any other property of any type from any other Person as security for the Secured Obligations, and exchange, enforce, waive and release any or all of such other property, (b) after any Event of Default, apply or require the application of the Collateral (in accordance with this Agreement) or such other property in any order they may determine and to direct the order or manner of sale thereof as they may determine, (c) renew, extend for any period, accelerate, modify, compromise, settle or release any of the obligations of any Other Liable Party with respect to any or all of the Secured Obligations or other security for the Secured Obligations, and (d) release or substitute any Other Liable Party.


                                   ARTICLE XI

                           PROVISIONS CONCERNING AGENT

        In the event of any conflict between the following and other provisions in this Agreement, the following will control:

        11.1 Appointment and Authority. BNPLC and each Participant hereby irrevocably authorizes Agent, and Agent hereby undertakes, to take all actions and to exercise such powers under this Agreement as are specifically delegated to Agent by the terms hereof, together with all other powers reasonably incidental thereto. The relationship of Agent to the Participants is only that of one commercial bank acting as collateral agent for others, and nothing herein shall be construed to constitute Agent a trustee or other fiduciary for any Participant or anyone claiming through or under a Participant nor to impose on Agent duties and obligations other than those expressly provided for in this Agreement. With respect to any matters not expressly provided for in this Agreement and any matters which this Agreement places within the discretion of Agent, Agent shall not be required to exercise any discretion or take any action, and it may request instructions from BNPLC and Participants with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Participants in so acting or refraining from acting) upon the instructions of the Majority, as defined in the Participation Agreement, including itself as a Participant and BNPLC; provided, however, that Agent shall not be required to take any action which exposes it to a risk of personal liability that it considers unreasonable or which is contrary to this Agreement or the other documents referenced herein or to Applicable Law.

        11.2 Exculpation, Agent's Reliance, Etc. Neither Agent nor any of its directors, officers, agents, attorneys, or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement, INCLUDING THEIR NEGLIGENCE OF ANY KIND, EXCEPT THAT EACH SHALL BE LIABLE FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Without limiting the generality of the foregoing, Agent (1) may treat the rights of any Participant under its Participation Agreement as continuing until Agent receives written notice of the assignment or transfer of those rights in accordance with such Participation Agreement, signed by such Participant and in form satisfactory to Agent; (2) may consult with legal counsel (including counsel for NAI), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, unless the action taken or omitted constitutes misconduct; (3) makes no warranty or representation and shall not be responsible for any statements, warranties or representations made in or in connection with this Agreement or the other documents referenced herein; (4) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Transaction Documents on the part of any party thereto, or to inspect the property (including the books and records) of any party thereto; (5) shall not be responsible to any Participant for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Transaction Document or any instrument or document furnished in connection therewith; (6) may rely upon the representations and warranties of NAI, Participants and Deposit Takers in exercising its powers hereunder; and (7) shall incur no liability under or in respect of the Transaction Documents by acting upon any notice, consent, certificate or other instrument or writing (including any telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

        11.3 Participant's Credit Decisions. Each Participant acknowledges that it has, independently and without reliance upon Agent or any other Participant, made its own analysis of NAI and the transactions contemplated hereby and its own independent decision to enter into the Transaction Documents to which it is a party. Each Participant also acknowledges that it will, independently and without reliance upon Agent or any other Participant and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Transaction Documents.

        11.4 Indemnity. Each Participant agrees to indemnify Agent (to the extent not reimbursed by NAI within ten days after demand) from and against such Participant's Percentage of any and all Losses of any kind or nature whatsoever which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Transaction Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LOSSES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY AGENT, PROVIDED ONLY THAT NO PARTICIPANT SHALL BE OBLIGATED UNDER THIS SECTION TO INDEMNIFY AGENT FOR THAT PORTION, IF ANY, OF ANY LOSS WHICH IS PROXIMATELY CAUSED BY AGENT'S OWN INDIVIDUAL GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, AS DETERMINED IN A FINAL JUDGMENT RENDERED AGAINST AGENT. Cumulative of the foregoing, each Participant agrees to reimburse Agent promptly upon demand for such Participant's Percentage share of any costs and expenses to be paid to Agent by NAI hereunder to the extent that Agent is not timely reimbursed by NAI as provided in subsection 7.2.8. As used in this Section the term "Agent" shall refer not only to the Person designated as such in the introductory paragraph of this Agreement, but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

        11.5 Agent's Rights as Participant and Deposit Taker. In its capacity as a Participant, Banque Nationale de Paris shall have the same rights and obligations as any Participant and may exercise such rights as though it were not Agent. In its capacity as a Deposit Taker, Banque Nationale de Paris shall have the same rights and obligations as any Deposit Taker and may exercise such rights as though it were not Agent. Banque Nationale de Paris and any of its Affiliates may accept deposits from, lend money to, act as Trustee under indentures of, and generally engage in any kind of business with NAI or its Affiliates, all as if Banque Nationale de Paris were not designated as the Agent hereunder and without any duty to account therefor to any other Participant.

        11.6 Investments. Whenever Agent in good faith determines that it is uncertain about how to distribute any funds which it has received hereunder, or whenever Agent in good faith determines that there is any dispute among BNPLC and Participants about how such funds should be distributed, Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Agent is otherwise required to invest funds pending distribution, Agent shall invest such funds pending distribution, all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Agent for distribution to BNPLC or Participants shall be held by Agent pending such distribution solely as Agent hereunder, and Agent shall have no equitable title to any portion thereof.

        11.7 Benefit of Article XI. The provisions of this Article (other than the following Section 11.8) are intended solely for the benefit of Agent, BNPLC and Participants, and NAI shall not be entitled to rely on any such provision or assert any such provision in a claim or defense against Agent, BNPLC or any Participant. Agent, BNPLC and Participants may waive or amend such provisions as they desire without any notice to or consent of NAI.

        11.8 Resignation. Agent may resign at any time by giving written notice thereof to BNPLC, Participants and NAI. Upon any such resignation the Majority (as defined in the Participation Agreement) shall have the right to appoint a successor Agent, subject to NAI's consent, such consent not to be unreasonably withheld. A successor must be appointed for any retiring Agent, and such Agent's resignation shall become effective when such successor accepts such appointment. If, within thirty days after the date of the retiring Agent's resignation, no successor Agent has been appointed and has accepted such appointment, then the retiring Agent may appoint a successor Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder, the provisions of this Article 10.1,
10.1 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.


                                   ARTICLE XII

                                  MISCELLANEOUS

        12.1 Provisions Incorporated From Other Operative Documents. Reference is made to the Common Definitions and Provisions Agreement (Phase V - Improvements), to the Purchase Agreement and to the Participation Agreement for a statement of the terms thereof. Without limiting the generality of the foregoing, the provisions of Article II of the Common Definitions and Provisions Agreement (Phase V - Improvements) are incorporated into this Agreement for all purposes as if set forth in this Article.

        12.2 Cumulative Rights, etc. Except as herein expressly provided to the contrary, the rights, powers and remedies of Agent, BNPLC and the Participants under this Agreement shall be in addition to all rights, powers and remedies given to them by virtue of any Applicable Law, any other Transaction Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing their respective rights hereunder. NAI waives any right to require Agent, BNPLC or any Participant to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's, BNPLC's or such Participant's power.

        12.3 Survival of Agreements. All representations and warranties of NAI herein, and all covenants and agreements herein shall survive the execution and delivery of this Agreement, the execution and delivery of any other Transaction Documents and the creation of the Secured Obligations and continue until terminated or released as provided herein.

        12.4 Other Liable Party. Neither this Agreement nor the exercise by Agent or the failure of Agent to exercise any right, power or remedy conferred herein or by law shall be construed as relieving any Other Liable Party from liability on the Secured Obligations or any deficiency thereon. This Agreement shall continue irrespective of the fact that the liability of any Other Liable Party may have ceased or irrespective of the validity or enforceability of any other agreement evidencing or securing the Secured Obligations to which NAI or any Other Liable Party may be a party, and notwithstanding the reorganization, death, incapacity or bankruptcy of any Other Liable Party, or any other event or proceeding affecting any Other Liable Party.

        12.5 Termination. Following the Designated Sale Date, upon satisfaction in full of all Secured Obligations and upon written request for the termination hereof delivered by NAI to Agent, (i) this Agreement and the pledge and security interest created hereby shall terminate and all rights to the Collateral shall revert to NAI and (ii) Agent will, upon NAI's request and at NAI's expense execute and deliver to NAI such documents as NAI shall reasonably request to evidence such termination and release.


                          [The signature pages follow.]

        IN WITNESS WHEREOF, NAI, BNPLC, Agent and the Participants whose signatures appear below have caused this Pledge Agreement (Phase V - Improvements) to be executed as of March 1, 2000.




                                   "NAI"

                                   NETWORK APPLIANCE, INC.


                                   By:
                                      ------------------------------------------
                                      Jeffrey R. Allen, Chief Financial Officer

[Continuation of signature pages to Pledge Agreement (Phase V - Improvements) dated to be effective as of March 1, 2000]




                                  "BNPLC"

                                  BNP LEASING CORPORATION


                                  By:
                                     -------------------------------------------
                                     Lloyd G. Cox, Vice President

[Continuation of signature pages to Pledge Agreement (Phase V - Improvements) dated to be effective as of March 1, 2000]




                                        "AGENT"

                                        BANQUE NATIONALE DE PARIS


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                        "PARTICIPANT"

                                        BANQUE NATIONALE DE PARIS


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                  ATTACHMENT 1
                               TO PLEDGE AGREEMENT

                             CERTIFICATE OF DEPOSIT

                                 (No. _________)



                               [---------, -----]


[NAME OF THE ISSUING
DEPOSIT TAKER AND THE
ADDRESS OF ITS APPLICABLE
ACCOUNT OFFICE]



PAYABLE TO
THE ORDER OF:                   BANQUE NATIONALE DE PARIS, as Agent under the
                                Pledge Agreement (Phase V - Improvements) dated
                                March 1, 2000, among Network Appliance, Inc.,
                                BNP Leasing Corporation, Banque Nationale de
                                Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and
                                Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

                                                                         Dollars
--------------------------------------------------------------------------------
in current funds, without interest, seven days after presentment of this certificate properly endorsed.

        The bank issuing this certificate acknowledges and certifies that on the date indicated above the payee deposited the dollar amount indicated above, and that such amount shall be payable as provided above.




                                        ----------------------------------------
                                        Authorized Signature

                                  ATTACHMENT 2
                               TO PLEDGE AGREEMENT

                         SUPPLEMENT TO PLEDGE AGREEMENT

                               [----------, ----]

Banque Nationale de Paris
-----------------------
-----------------------
-----------------------

Network Appliance, Inc.
-----------------------
-----------------------
-----------------------


        1. Reference is made to the Pledge Agreement (Phase V - Improvements) (the "PLEDGE AGREEMENT") dated March 1, 2000 among Network Appliance, Inc. ("NAI"), BNP Leasing Corporation ("BNPLC"), Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (collectively, the "PARTICIPANTS") and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "AGENT"). Unless otherwise defined herein, all capitalized terms used in this Supplement have the respective meanings given to those terms in the Pledge Agreement.

        2. The undersigned hereby certifies to Agent and NAI that the undersigned has become a party to the Participation Agreement by executing a supplement as provided therein and that its Percentage thereunder is ______%.

        3. The undersigned, by executing and delivering this Supplement to NAI and Agent, hereby agrees to become a party to the Pledge Agreement and agrees to be bound by all of the terms thereof applicable to Participants. The Deposit Taker for the undersigned shall be _________________, until such time as another Deposit Taker for the undersigned shall be designated in accordance with Sections 4.4 or 4.5 of the Pledge Agreement. The undersigned certifies to Agent and NAI that such Deposit Taker is an Initially Qualified Deposit Taker and satisfies the requirements for a Deposit Taker set forth in Section 4.1 of the Pledge Agreement.

        IN WITNESS WHEREOF, the undersigned has executed this Supplement as of the day and year indicated above.




                                        [______________________________________]

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                  ATTACHMENT 3
                               TO PLEDGE AGREEMENT

          NOTICE OF NAI'S ELECTION TO CHANGE THE COLLATERAL PERCENTAGE


                               [---------, -----]


Banque Nationale de Paris
[address of BNP]


               Re: Pledge Agreement (Phase V - Improvements) (the "PLEDGE AGREEMENT") dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement referenced above. This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to
Section 3.1 of the Pledge Agreement, NAI elects to change the Collateral Percentage to:


                           __________ percent (___%),


on the following Base Rent Date:


                                ----------, ----


        NAI expects that multiplying the new Collateral Percentage specified above against Stipulated Loss Value of:


               ____________________________ Dollars ($__________),


will result in an expected new Minimum Collateral Value of:


               ____________________________ Dollars ($__________).

[NOTE: THE NEXT PARAGRAPH WILL BE INCLUDED ONLY IN A NOTICE OF AN INCREASE IN THE COLLATERAL PERCENTAGE, BECAUSE OF WHICH NAI WILL BE REQUIRED TO DELIVER ADDITIONAL CASH COLLATERAL TO SATISFY THE MINIMUM COLLATERAL VALUE REQUIREMENTS IN SECTION 5.1 OF THE PLEDGE AGREEMENT:

        Because of the increase in the Collateral Percentage which will result from this notice and the corresponding increase in the Minimum Collateral Value, NAI will deliver additional Cash Collateral to you as required by Section 5.1 of the Pledge Agreement no later than 12:00 noon (San Francisco time) on the Base Rent Date specified above, in the amount of:


              ____________________________ Dollars ($__________).]


        To assure you that NAI has satisfied the conditions to its right to change the Collateral Percentage as provided in this notice, and to induce you to rely upon this notice in discharging your responsibilities under the Pledge Agreement, NAI certifies to you that:

               1. NAI is giving this notice to you, BNPLC and the Participants at least ten Business Days prior to the Base Rent Date specified above, and such Base Rent Date is the commencement of a Base Rent Period.

               2. No Event of Default or other event or circumstance that would, pursuant to Section 3.2 of the Pledge Agreement, preclude NAI from designating the new Collateral Percentage above has occurred and is continuing, and NAI does not anticipate that on the Base Rent Date specified above there will have occurred and be continuing any such Event of Default or other event or circumstance.

               3. No Mandatory Collateral Period shall be in effect as of the effective date specified above.

NOTE: YOU SHALL BE ENTITLED TO DISREGARD THIS NOTICE IF THE STATEMENTS ABOVE ARE NOT CORRECT. HOWEVER, WE ASK THAT YOU NOTIFY NAI IMMEDIATELY IF FOR ANY REASON YOU BELIEVE THIS NOTICE IS DEFECTIVE.




                                        Network Appliance, Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc BNPLC and all Participants]

                                  ATTACHMENT 4
                               TO PLEDGE AGREEMENT

                           NOTICE OF SECURITY INTEREST

                               [---------, -----]


[Name of Deposit Taker]
[Address of Deposit Taker]



        1. Reference is made to the Pledge Agreement (Phase V - Improvements) (the "PLEDGE AGREEMENT") dated March 1, 2000 among Network Appliance, Inc. ("NAI"), BNP Leasing Corporation ("BNPLC"), Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (collectively, the "PARTICIPANTS") and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants (in such capacity, "AGENT"). Unless otherwise defined herein, all capitalized terms used in this Notice have the respective meanings given to those terms in the Pledge Agreement.

        2. NAI has informed Agent that NAI has established with the addressee of this Notice (the "DEPOSIT TAKER") the following non-interest bearing Account(s) to be maintained at the following Account Office(s):



                 Account Type               Account Office       Account Number
                 ------------               --------------       --------------
                 Time Deposit                 ________             ________
                 Time Deposit                 ________             ________
                 Time Deposit                 ________             ________

NAI has further informed Agent that NAI intends to maintain Cash Collateral in such Account(s), and that to evidence such Account(s) and the amount of Cash Collateral held therein from time to time, NAI has authorized the Deposit Taker to issue Certificates of Deposit payable to the order of Agent as provided in the Pledge Agreement.

        3. NAI and Agent hereby notify Deposit Taker that, pursuant to the Pledge Agreement, NAI has granted to Agent, for the ratable benefit of BNPLC and the Participants as security for the Secured Obligations, a pledge of and security interest in all Accounts and other Collateral maintained by NAI with Deposit Taker, including the Account(s) described in Section 2 above.

        4. In furtherance of such grant, NAI and Agent hereby authorize and direct Deposit Taker to:

               (a) hold all Collateral for Agent and as Agent's bailee, separate and apart from all other property and funds of NAI and all other Persons and to permit no other funds to be deposited or credited to the Account(s);

               (b) make a notation in its books and records of the interest of Agent in the Collateral and that the Account(s) and all deposits therein or sums credited thereto are subject to a pledge and security interest in favor of Agent;

               (c) issue and redeem Certificates of Deposit evidencing the Account(s), as directed by Agent pursuant to the Pledge Agreement;

               (d) take such other steps as Agent may reasonably request to record, maintain, validate and perfect its pledge of and security interest in the Collateral; and

               (e) upon receipt of notice from Agent that an Event of Default has occurred, transfer and deliver to Agent or its nominee, together with all necessary endorsements, all or such portion of the Collateral held by Deposit Taker as Agent shall direct; provided, however, that in connection therewith the Deposit Taker may require compliance by Agent with the provisions in Section 5.4 of the Pledge Agreement for redemption of any outstanding Certificates of Deposit which evidence the Account(s).

        5. NAI and Agent agree that (a) the possession by Deposit Taker of all money, instruments, chattel paper and other property constituting Collateral shall be deemed to be possession by Agent or a person designated by Agent, for purposes of perfecting the security interest granted to Agent hereunder pursuant to Section 9305, 8313 or 8213 of the UCC (as the case may be), and (b) notifications by Deposit Taker to other Persons holding any such property, and Acknowledgments, receipts or confirmations from such Persons delivered to Deposit Taker, shall be deemed notifications to, or Acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Deposit Taker for the benefit of Agent for the purposes of perfecting such security interests under applicable law.

        6. As contemplated by the Pledge Agreement, please acknowledge Deposit Taker's receipt of, and consent to, this notice and confirm the representations and agreements set forth in the Acknowledgment and Agreement attached hereto by executing the same and returning this letter to Agent. For your files, a copy of this letter is enclosed which you may retain. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Agent.

                                        "AGENT"

                                        BANQUE NATIONALE DE PARIS


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                        "NAI"

                                        Network Appliance, Inc.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                          ACKNOWLEDGMENT AND AGREEMENT
                                OF DEPOSIT TAKER


        Deposit Taker hereby acknowledges receipt of, and consents to, the above notice, acknowledges that it will hold the Collateral for Agent and as Agent's bailee, agrees to comply with the authorizations and directions set forth above and represents to and agrees with NAI and Agent as follows:

               (a) Deposit Taker is a commercial bank, organized under the laws of the United States of America or a state thereof or under the laws of another country which is doing business in the United States of America. Deposit Taker is authorized to maintain deposit accounts for others through the Account Offices specified in the above notice, and Deposit Taker will not move the accounts described in the above notice to other offices without the prior written authorization of Agent and NAI.

               (b) Deposit Taker has a combined capital, surplus and undivided profits of at least $500,000,000.

               (c) The information set forth above regarding the Account(s) is accurate. Such Account(s) is (are) currently open and Deposit Taker has no prior notice of any other pledge, security interest, Lien, adverse claim or interest in such Account(s).

               (d) Deposit Taker shall promptly notify NAI and Agent if the representations made by Deposit Taker above cease to be true and correct.

               (e) Deposit Taker shall not (i) allow the withdrawal of funds from any Account by any Person other than Agent, or (ii) WITHOUT IN EACH CASE FIRST OBTAINING THE PRIOR WRITTEN AUTHORIZATION OF AGENT, setoff or attempt to setoff any Secured Obligations owed to Deposit Taker against any Collateral held from time to time by Deposit Taker, or (iii) WITHOUT IN EACH CASE FIRST OBTAINING THE PRIOR WRITTEN AUTHORIZATION OF BOTH NAI AND AGENT, setoff or attempt to setoff any obligations owed to Deposit Taker other than Secured Obligations, against any Collateral held from time to time by Deposit Taker.




                                        [______________________________________]

                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                        [Date]

                                  ATTACHMENT 5
                               TO PLEDGE AGREEMENT

                        EXAMPLES OF CALCULATIONS REQUIRED
                         TO AVOID A COLLATERAL IMBALANCE


        The examples below are provided to illustrate the calculations required for allocations of Cash Collateral in a manner that will avoid a Collateral Imbalance. The examples are not intended to reflect actual numbers under this Agreement or actual Percentages of BNPLC or any of the Participants; nor are the examples intended to provide a formula for the allocations that would be appropriate in every case. The examples also reflect adjustments that would be appropriate if the Collateral Percentage were adjusted from time to time from and after the Base Rent Commencement Date, although this Agreement provides that such percentage is not to increase above zero until eighteen months after the Effective Date (expected to be after the Base Rent Commencement Date), except in a Mandatory Collateral Period, during which such percentage would be 100%.


                                  EXAMPLE NO. 1


Assumptions:

1. Two Participants ("Participant A" and "Participant B") are parties to the Participation Agreement with BNPLC. Participant A's Percentage is 50% and Participant B's Percentage is 45%, leaving BNPLC with a Percentage of 5%.

2. On the Base Rent Commencement Date, Funding Advances (including those to cover Carrying Costs under the Improvements Lease) totaled $12,000,000, resulting in a Stipulated Loss Value of $12,000,000, allocable as follows:

        A.     BNPLC's Parent (providing BNPLC's share) (5%)........   $600,000
        B.     Participant A (50%)..................................  6,000,000
        C.     Participant B (45%)..................................  5,400,000
                                                                    -----------
               TOTAL................................................$12,000,000

3. The Minimum Collateral Value on the Base Rent Commencement Date was $7,200,000 (reflecting a Collateral Percentage of 60% times Stipulated Loss Value).

4. On the Base Rent Commencement Date, NAI had delivered to Agent Cash Collateral of $7,200,000, equal to the Minimum Collateral Value, as required by Section 5.1 of this Agreement.

Allocation of Cash Collateral Required: To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the $7,200,000 to the Deposit Takers for BNPLC and the Participants as follows:

        A.     BNPLC's Deposit Taker (5% of Minimum Collateral Value)..............   $360,000
        B.     Participant A's Deposit Taker (50% of Minimum Collateral Value).....  3,600,000
        C.     Participant B's  Deposit Taker (45% of Minimum Collateral Value)....  3,240,000
                                                                                    ----------
               TOTAL............................................................... $7,200,000


                                 EXAMPLE NO. 2


Assumptions: Assume the same facts as in Example No. 1, and in addition assume that:

1. Effective as of the first Base Rent Date, NAI increased its Collateral Percentage from 60% to 80%, raising the Minimum Collateral Value to $9,600,000. Because of such increase, NAI also delivered an additional $2,400,000 as Cash Collateral to Agent on the first Base Rent Date, bringing the total of all Cash Collateral delivered by NAI to $9,600,000 as required by Section 5.1 of this Agreement.

2. Also effective as of the first Base Rent Date, a new Participant approved by NAI ("Participant C") became a party to this Agreement and the Participation Agreement, taking a Percentage of 20%. Simultaneously, Participant A and Participant B entered into supplements to the Participation Agreement which reduced their Percentages to 40% and 35%, respectively.


Allocation of Cash Collateral Required: To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the Cash Collateral as required to leave the Deposit Takers for BNPLC and the Participants with the following amounts:

        A.     BNPLC's Deposit Taker (5% of Minimum Collateral Value)..............   $480,000
        B.     Participant A's Deposit Taker (40% of Minimum Collateral Value).....  3,840,000
        C.     Participant B's Deposit Taker (35% of Minimum Collateral Value).....  3,360,000
        D.     Participant C's  Deposit Taker (20% of Minimum Collateral Value)....  1,920,000
                                                                                   -----------

               TOTAL............................................................... $9,600,000

Thus, to prevent a Collateral Imbalance, Agent would have to allocate the $2,400,000 of additional Cash Collateral it received on the first Base Rent Date as follows:

        A.     BNPLC's Deposit Taker ($480,000 less $360,000 already on deposit) .............$120,000
        B.     Participant A's Deposit Taker ($3,840,000 less $3,600,000 already on deposit)...240,000
        C.     Participant B's Deposit Taker ($3,360,000 less $3,240,000 already on deposit)...120,000

        D.     Participant C's  Deposit Taker ($1,920,000 less $0 already on deposit)........1,920,000
                                                                                             ---------
               TOTAL........................................................................$2,400,000


                                 EXAMPLE NO. 3


Assumptions:  Assume the same facts as in Example No. 2, except that:

1. Instead of increasing its Collateral Percentage from 60% to 80%, NAI increased its Collateral Percentage to 70% on the first Base Rent Date, raising the Minimum Collateral Value to $8,400,000. Because of such increase, NAI delivered an additional $1,200,000 as additional Cash Collateral to Agent on the first Base Rent Date, bringing the total of all Cash Collateral delivered by NAI to $8,400,000 as required by
        Section 5.1 of this Agreement.


Allocation of Cash Collateral Required: To avoid a Collateral Imbalance under these assumptions, Agent would be required to allocate the Cash Collateral as required to leave the Deposit Takers for BNPLC and the Participants with the following amounts:

        A.     BNPLC's Deposit Taker (5% of Minimum Collateral Value)..............   $420,000
        B.     Participant A's Deposit Taker (40% of Minimum Collateral Value).....  3,360,000
        C.     Participant B's Deposit Taker (35% of Minimum Collateral Value).....  2,940,000
        D.     Participant C's  Deposit Taker (20% of Minimum Collateral Value)....  1,680,000
                                                                                   -----------
               TOTAL............................................................... $8,400,000

Thus, to prevent a Collateral Imbalance, Agent would have to allocate the $1,200,000 of additional Cash Collateral it received on the first Base Rent Date as follows:

        A.     BNPLC's Deposit Taker ($420,000 less $360,000 already on deposit) ...............$60,000
        B.     Participant A's Deposit Taker ($3,360,000 less $3,600,000 already on deposit)..(240,000)
        C.     Participant B's Deposit Taker ($2,940,000 less $3,240,000 already on deposit)..(300,000)
        D.     Participant C's  Deposit Taker ($1,680,000 less $0 already on deposit).........1,680,000
                                                                                              ---------
               TOTAL.........................................................................$1,200,000

NOTE: THE NEGATIVE AMOUNTS (IN PARENTHESIS) ABOVE REPRESENT REQUIRED WITHDRAWALS RATHER THAN DEPOSITS. AS EXAMPLE NO. 3 ILLUSTRATES, TO AVOID A COLLATERAL IMBALANCE AGENT MAY FROM TIME TO TIME HAVE TO WITHDRAW CASH COLLATERAL HELD BY THE DEPOSIT TAKER FOR ONE PARTICIPANT AND DEPOSIT IT IN AN ACCOUNT MAINTAINED BY A DEPOSIT TAKER FOR ANOTHER PARTICIPANT.

                                  ATTACHMENT 6
                               TO PLEDGE AGREEMENT

                         NOTICE OF NAI'S REQUIREMENT TO
                         WITHDRAW EXCESS CASH COLLATERAL

                               [---------, -----]


Banque Nationale de Paris
[address of BNP]


               Re: Pledge Agreement (Phase V - Improvements) dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase V - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.1 of the Pledge Agreement, NAI requires you to withdraw from the Accounts and return to NAI the following amount:


               ____________________________ Dollars ($__________)


on the following date:


                                ----------, ----


        To assure you that NAI has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, NAI certifies to you that:

               1. Your withdrawal and delivery of the amount specified above to NAI will not cause the Value of the remaining Collateral to be less than the Minimum Collateral Value. After giving effect to such withdrawal, the Collateral remaining in the Accounts maintained by the Deposit Takers will be:


               ____________________________ Dollars ($__________),
and the Minimum Collateral Value on the date specified above will equal:


               ____________________________ Dollars ($__________).


Such Minimum Collateral Value equals the Collateral Percentage of:


                           __________ percent (___%),


times the Stipulated Loss Value of:


               ____________________________ Dollars ($__________).


               2. NAI is giving this notice to you, BNPLC and the Participants at least ten days prior to the Base Rent Date specified above.

               3. No Default or Event of Default has occurred and is continuing as of the date of this notice, and NAI does not anticipate that any Default or Event of Default will have occurred and be continuing on the date upon which the withdrawal is required.

               4. NAI agrees that you may determine the Accounts from which to make any withdrawal required by NAI pursuant to this Section as necessary to prevent or mitigate any Collateral Imbalance.

NOTE: YOU SHALL BE ENTITLED TO DISREGARD THIS NOTICE IF THE STATEMENTS ABOVE ARE NOT CORRECT OR IF THE DATE FOR WITHDRAWAL SPECIFIED ABOVE IS LESS THAN TEN DAYS AFTER YOUR RECEIPT OF THIS NOTICE. HOWEVER, WE ASK THAT YOU NOTIFY NAI IMMEDIATELY IF FOR ANY REASON YOU BELIEVE THIS NOTICE IS DEFECTIVE.

        Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amounts NAI believes you must withdraw from each Account to avoid a Collateral Imbalance.

                                        Network Appliance, Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc BNPLC and all Participants]

                                     Annex 1
                        TO NAI'S NOTICE OF REQUIREMENT TO
                         WITHDRAW CASH EXCESS COLLATERAL


                               [---------, -----]


Deposit Takers on the
Attached Distribution List


               Re: Pledge Agreement (Phase V - Improvements) dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase V - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.1 of the Pledge Agreement, NAI requires Agent to withdraw from the Accounts and return to NAI the amounts listed below on the following date:


                                ----------, ----


        Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts, and with this letter the undersigned is presenting Certificates of Deposit as required in connection with such withdrawal:



Deposit Taker                     Account No.                     Amount
-------------                     -----------                     ------
1.                              ________________               $___________

2.                              ________________               $___________

3.                              ________________               $___________

4.                              ________________               $___________

                                TOTAL WITHDRAWALS:             $___________

                                        BANQUE NATIONALE DE PARIS, AS AGENT

                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
[cc BNPLC and NAI]

                                  ATTACHMENT 7
                               TO PLEDGE AGREEMENT



                         NOTICE OF NAI'S REQUIREMENT OF
                         DIRECT PAYMENTS TO PARTICIPANTS

                               [---------, -----]
Banque Nationale de Paris
[address of BNP]


               Re: Pledge Agreement (Phase V - Improvements) dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase V - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.2 of the Pledge Agreement, NAI requires you to withdraw from the Accounts and pay directly to the Participants (in proportion to their respective Percentages) the following amount:


               ____________________________ Dollars ($__________)


on the following date (which, NAI acknowledges, must be the Designated Sale Date or a date thereafter prior to an Event of Default):


                                ----------, ----


        The amount specified above equals the following percentage (equal to the aggregate of all Participant's Percentages):


                           __________ percent (___%),
times the total of all Cash Collateral presently pledged under the Pledge
Agreement:


               ____________________________ Dollars ($__________).


        To assure you that NAI has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, NAI certifies to you that NAI is giving this notice to you, BNPLC and the Participants at least ten days prior to the date of required withdrawal and payment specified above.

        Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to Deposit Takers seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to Deposit Takers to advise them of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amounts NAI believes you must withdraw from each Account to comply with subsection 6.2.2 of the Pledge Agreement.




                                        Network Appliance, Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc BNPLC and all Participants]

                                     ANNEX 1
                        TO NAI'S NOTICE OF REQUIREMENT TO
                          WITHDRAW CASH COLLATERAL FOR
                         DIRECT PAYMENTS TO PARTICIPANTS

                               [---------, -----]


Deposit Takers on the
Attached Distribution List


               Re: Pledge Agreement (Phase V - Improvements) dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase V - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.2 of the Pledge Agreement, NAI requires Agent to withdraw from the Accounts and pay to the Participants (in proportion to their respective Percentages) the amounts listed below on the following date:


                                ----------, ----


        Accordingly, on such date, the undersigned intends to withdraw the following amounts from the following Accounts, and with this letter the undersigned is presenting Certificates of Deposit as required in connection with such withdrawal:



Deposit Taker                     Account No.                     Amount
-------------                     -----------                     ------
1.                              ________________               $___________

2.                              ________________               $___________

3.                              ________________               $___________

4.                              ________________               $___________

                                TOTAL WITHDRAWALS:             $___________

                                        BANQUE NATIONALE DE PARIS, AS AGENT


                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
[cc BNPLC and NAI]

                                  ATTACHMENT 8
                               TO PLEDGE AGREEMENT

                         NOTICE OF NAI'S REQUIREMENT OF
                             DIRECT PAYMENT TO BNPLC

                               [---------, -----]


Banque Nationale de Paris
[address of BNP]


               Re: Pledge Agreement (Phase V - Improvements) dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase V - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.3 of the Pledge Agreement, NAI requires you to withdraw from the Account maintained by the Deposit Taker for BNPLC and pay directly to BNPLC on behalf of NAI as a payment required by the Purchase Agreement the following amount:


               ____________________________ Dollars ($__________)


on the following date (which, NAI acknowledges, must be the Designated Sale Date or a date thereafter prior to an Event of Default):


                                ----------, ----


        To assure you that NAI has satisfied the conditions to its right to require such withdrawal, and to induce you to comply with this notice, NAI certifies to you that NAI is giving this notice to you and BNPLC at least ten days prior to the date of required withdrawal and payment specified above.

        Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present

Certificates of Deposit to the Deposit Taker for BNPLC seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to the Deposit Taker for BNPLC to advise it of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amount NAI believes you must withdraw to comply with Section 6.3 of the Pledge Agreement.




                                        Network Appliance, Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc BNPLC]

                                     Annex 1
                        TO NAI'S NOTICE OF REQUIREMENT OF
                             DIRECT PAYMENT TO BNPLC


                               [---------, -----]


[Name of the Deposit Taker for BNPLC]
[Address of such Deposit Taker]


               Re: Pledge Agreement (Phase V - Improvements) dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase V - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.3 of the Pledge Agreement, NAI requires Agent to withdraw from the Account maintained by you, as Deposit Taker for BNPLC, the sum of:


               ____________________________ Dollars ($__________)


and pay the same to BNPLC as a payment required by the Purchase Agreement on the following date:


                                ----------, ----

        Accordingly, on such date, the undersigned intends to withdraw such amount from the following Account maintained by you as Deposit Taker for BNPLC, and with this letter the undersigned is presenting Certificate(s) of Deposit as required in connection with such withdrawal.




                                        BANQUE NATIONALE DE PARIS, AS AGENT


                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
[cc BNPLC and NAI]

                                  ATTACHMENT 9
                               TO PLEDGE AGREEMENT

                   NOTICE OF NAI'S REQUIREMENT OF A WITHDRAWAL
                             OF CASH COLLATERAL FROM
                          A DISQUALIFIED DEPOSIT TAKER


                               [---------, -----]


Banque Nationale de Paris
[address of BNP]


               Re: Pledge Agreement (Phase V - Improvements) dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase V - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice to you, as Agent under the Pledge Agreement, that pursuant to Section 6.4 of the Pledge Agreement, NAI requires you to withdraw from the following Account maintained by the following Deposit Taker:



                   Deposit Taker                        Account No.
        -----------------------------------        ---------------------

        -----------------------------------        ---------------------

Cash Collateral in the following amount:


               ____________________________ Dollars ($__________)


and to deposit such Cash Collateral with other Deposit Takers who are not Disqualified Deposit Takers no later than ten days after the date upon which you receive this notice.

        To assure you that NAI has the right to require such withdrawal, and to induce you to comply with this notice, NAI certifies to you that the Deposit Taker specified above has become a Disqualified Deposit Taker because it no longer satisfies the requirements listed in Section 4.1 of the Pledge Agreement. Specifically, such Deposit Taker no longer satisfies the following requirements:

[NAI MUST INSERT HERE A DESCRIPTION OF WHICH REQUIREMENTS THE DEPOSIT TAKER NO LONGER SATISFIES AND HOW NAI HAS DETERMINED THAT THE REQUIREMENTS ARE NO LONGER SATISFIED, ALL IN SUFFICIENT DETAIL TO PERMIT THE PARTICIPANT FOR WHOM SUCH DEPOSIT TAKER HAS BEEN MAINTAINING AN ACCOUNT TO RESPOND IF IT BELIEVES THAT NAI IS IN ERROR.]

        Please remember that the express terms of Certificates of Deposit issued pursuant to the Pledge Agreement require presentment of the Certificates of Deposit seven days before Cash Collateral is to be withdrawn from the Accounts they evidence. Accordingly, you must present Certificates of Deposit to the Deposit Taker specified above seven days prior to the withdrawal of Cash Collateral required by this notice. For your convenience, we have attached a letter as Annex 1 to this notice that you might execute and send to such Deposit Taker to advise it of your intent to withdraw and of your presentment of Certificates of Deposit as required in connection therewith. The attached letter also sets forth the amount NAI believes you must withdraw to comply with Section
6.4 of the Pledge Agreement.



                                        Network Appliance, Inc.


                                        By:
                                           -------------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc BNPLC]

                                     Annex 1
                 TO NAI'S NOTICE OF REQUIREMENT OF A WITHDRAWAL
                             OF CASH COLLATERAL FROM
                          A DISQUALIFIED DEPOSIT TAKER


                               [---------, -----]


[Name of the Deposit Taker for BNPLC]
[Address of such Deposit Taker]


               Re: Pledge Agreement (Phase V - Improvements) dated March 1, 2000 among Network Appliance, Inc., BNP Leasing Corporation, Banque Nationale de Paris and any other financial institutions which are from time to time Participants under such Pledge Agreement (Phase V - Improvements) and Banque Nationale de Paris, acting in its capacity as agent for BNPLC and the Participants

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Pledge Agreement (Phase V - Improvements) referenced above (the "PLEDGE AGREEMENT"). This letter constitutes notice from the undersigned, as Agent under the Pledge Agreement, that pursuant to Section 6.4 of the Pledge Agreement, NAI has advised Agent that you are a Disqualified Deposit Taker, and NAI requires Agent to withdraw from the Account maintained by you, as a Deposit Taker under the Pledge Agreement, the sum of:


               ____________________________ Dollars ($__________)


no later than the following date:


                                ----------, ----

        Accordingly, on such date, the undersigned intends to withdraw such amount from the Account maintained by you as Deposit Taker (Account No. __________), and with this letter the undersigned is presenting Certificate(s) of Deposit as required in connection with such withdrawal.



                                        BANQUE NATIONALE DE PARIS, AS AGENT


                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------
[cc BNPLC and NAI]

                                   Schedule 1

                   Financial Covenants and Negative Covenants


        This Schedule 1 is attached to and made a part of (a) the Lease Agreement (Phase V - Improvements) (the "IMPROVEMENTS LEASE") dated to be effective as of March 1, 2000 (the "EFFECTIVE DATE"), between BNP Leasing Corporation, a Delaware corporation ("BNPLC") and Network Appliance, Inc., a California corporation ("NAI"), (b) the Lease Agreement (Phase V - Land) (the "LAND LEASE" and, together with the Improvements Lease, the "LEASES") dated to be effective as of the Effective Date, between BNPLC and NAI, (c) the Pledge Agreement (Phase V - Improvements) (the "PLEDGE AGREEMENT (IMPROVEMENTS)") dated to be effective as of the Effective Date, among BNPLC, NAI, and Banque Nationale de Paris, as a Participant and as agent for any financial institutions that become Participants thereunder from time to time, and (d) the Pledge Agreement (Phase V - Land) (collectively with the Pledge Agreement (Improvements), the "PLEDGE AGREEMENTS") dated to be effective as of the Effective Date, among BNPLC, NAI, and Banque Nationale de Paris, as a Participant and as agent for any financial institutions that become Participants thereunder from time to time.


                             PART I - DEFINED TERMS

        In this Schedule 1, capitalized terms used but not defined herein shall have the meaning assigned to them in the Leases or the Common Definitions and Provisions Agreements referenced in the Leases; and the following capitalized terms shall have the following meanings:

        "ADJUSTED NET INCOME" means, for any fiscal period of NAI, the aggregate net income earned (or net losses incurred) during such period by NAI and its Subsidiaries (determined on a consolidated basis), plus any Permitted Non-Cash Charges deducted in determining such net income (or net loss).

        "ADJUSTED EBIT" means, for any accounting period, net income (or net loss) of NAI and its Subsidiaries (determined on a consolidated basis), plus the amounts (if any) which, in the determination of net income (or net loss) for such period, have been deducted for (a) interest expense,
        (b) income tax expense (c) rent expense under leases of property, and
        (d) Permitted Non-Cash Charges.

        "COLLATERAL TEST DATES" mean the Base Rent Commencement Date and the earlier of the following dates after each fiscal quarter of NAI that ends after the Base Rent Commencement Date : (1) the seventh Business Day after the release by NAI of its financial statements for the fiscal quarter; or (2) the first Business Day of the third calendar month following the end of the fiscal quarter.

        "CONSOLIDATED TANGIBLE NET WORTH" means the excess of (1) the total assets, other than Intangible Assets, of NAI and its Subsidiaries (determined on a consolidated basis) over (2) the total liabilities of NAI and its Subsidiaries (determined on a consolidated basis).

        "DEBT" as used in this Exhibit shall have the meaning assigned to it in the Common Definitions and Provisions Agreements, where "Debt" of any Person is defined to mean (without duplication of any item): (a) indebtedness of such Person for borrowed money; (b) indebtedness of such Person for the deferred purchase price of property or services (except trade payables and accrued expenses constituting current liabilities in the ordinary course of business); (c) the face amount of any outstanding letters of credit issued for the account of such Person; (d) obligations of such Person arising under acceptance facilities; (e) guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations of such Person to purchase, to provide funds for payment, to provide funds to invest in any Person, or otherwise to assure a creditor against loss; (f) obligations of others secured by any Lien on property of such Person; (g) obligations of such Person as lessee under Capital Leases; and (h) the obligations of such Person, contingent or otherwise, under any lease of property or related documents (including a separate purchase agreement) which provide that such Person or any of its Affiliates must purchase or cause another Person to purchase any interest in the leased property and thereby guarantee a minimum residual value of the leased property to the lessor. For purposes of this definition, the amount of the obligations described in clause (h) of the preceding sentence with respect to any lease classified according to GAAP as an "operating lease," shall equal the sum of (1) the present value of rentals and other minimum lease payments required in connection with such lease [calculated in accordance with SFAS 13 and other GAAP relevant to the determination of the whether such lease must be accounted for as an operating lease or capital lease], plus (2) the fair value of the property covered by the lease; provided, however, that such amount shall not exceed the price, as of the date a determination of Debt is required hereunder, for which the lessee can purchase the leased property pursuant to any valid ongoing purchase option if, upon such a purchase, the lessee shall be excused from paying rentals or other minimum lease payments that would otherwise accrue after the purchase.

        "FIXED CHARGES" means, for any accounting period, the sum (without duplication of any item) of the following charges or costs incurred or paid by NAI and its Subsidiaries (determined on a consolidated basis):
        (a) gross interest expense, plus (b) amortization of principal or debt discount in respect of all Debt during such period, plus (c) rent payable under all leases of property during such period, plus (d) taxes payable during such period.

        "INTANGIBLE ASSETS" means assets of NAI and its Subsidiaries (determined on a consolidated basis) that are properly classified as "INTANGIBLE ASSETS" in accordance with GAAP and, in any event, shall include goodwill, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized debt discount and expense, and deferred charges (other than prepaid insurance, prepaid taxes and current deferred taxes to the extent any such prepaid or deferred items are classified on the balance sheet of NAI and its consolidated Subsidiaries as current assets in accordance with GAAP and with the concurrence of NAI's independent public accountants).

        "MANDATORY COLLATERAL PERIOD" means any period during which, notwithstanding any contrary designation of a Collateral Percentage by NAI under the Pledge Agreements, the

        Collateral Percentage for purposes of the Pledge Agreements shall be one hundred percent (100%), determined as set forth in Part III of this
        Schedule 1.

        "PERMITTED NON-CASH CHARGES" means the amounts (if any) which, in the determination of net income (or net loss) for any relevant fiscal period, have been deducted by NAI or its Subsidiaries for non-cash charges made to write down goodwill or research and development costs in connection with acquisitions permitted by this Schedule 1.

        "QUICK RATIO" means the ratio of:

                             (A) the sum (without duplication of any item) of
               the following assets of NAI and its Subsidiaries (determined on a consolidated basis): Collateral delivered and pledged under the Pledge Agreements in accordance with the requirements thereof (if any); plus unencumbered cash; plus unencumbered short term cash investments; plus other unencumbered marketable securities which are classified as short term investments in accordance with GAAP; plus unencumbered accounts receivable, computed net of reserves for uncollectible amounts as determined in accordance with GAAP, to

                             (B) the sum (without duplication of any item) of
               (1) all liabilities of NAI and its Subsidiaries (determined on a consolidated basis) treated as current liabilities in accordance with GAAP, plus (2) other obligations included in total Debt of NAI and its Subsidiaries (determined on a consolidated basis), the payment of which is due on demand or will become due within one year after the date on which the applicable determination of Quick Ratio is required hereunder.

        "ROLLING FOUR QUARTER PERIOD" means a period of four consecutive fiscal quarters of NAI, the last of which quarters ends after December 31, 1999.


                          PART II - FINANCIAL COVENANTS

NAI covenants that it shall not at any time suffer or permit:

               1. Minimum Unencumbered Cash and Cash Equivalents. The sum (without duplication of any item) of the unrestricted cash, Collateral delivered and pledged under the Pledge Agreements in accordance with the requirements thereof (if any), unencumbered short term cash investments and unencumbered marketable securities classified as short term investments according to GAAP of NAI and its Subsidiaries (determined on a consolidated basis) to be less than total Debt of NAI and its Subsidiaries (determined on a consolidated basis).

               2. Minimum Tangible Net Worth. Consolidated Tangible Net Worth to be less than the sum of: (a) ninety percent of the Consolidated Tangible Net Worth as of October 30, 1998; plus (b) seventy-five percent of NAI's net income (computed without deduction for net losses in any fiscal quarter) earned in each fiscal quarter since October 30, 1998; plus (c) one-hundred percent of the net proceeds of sales of stock in

        NAI or its Subsidiaries (other than sales to NAI or its Subsidiaries) after October 30, 1998; less (d) Permitted Non-Cash Charges for any period after October 30, 1998.

               3. Minimum Quick Ratio. The Quick Ratio to be less than 1.50 to 1.00.

               4. Minimum Fixed Charge Coverage. The ratio of (a) Adjusted EBIT for any Rolling Four Quarter Period to (b) Fixed Charges for the same Rolling Four Quarter Period, to be less than 1.50 to 1.00.

               5. Minimum Profitability. Adjusted Net Income to be less than $1.00 in more than one fiscal quarter of any Rolling Four Quarter Period.

               6. Maximum Leverage Ratio. the ratio of (a) total Debt of NAI and its Subsidiaries (determined on a consolidated basis) at the end of any Rolling Four Quarter Period to (b) the Adjusted EBIT for the same Four Quarter Rolling Period, to exceed 3.00 to 1.00.


                PART III - TESTS FOR MANDATORY COLLATERAL PERIODS

        If, as of the end of the latest fiscal quarter of NAI ending before any Collateral Test Date, NAI shall have either:

               (A) failed to maintain a ratio of (1) the sum (without duplication of any item) of Collateral delivered and pledged under the Pledge Agreements in accordance with the requirements thereof (if any), unencumbered cash, unencumbered short term cash investments and unencumbered marketable securities classified as short term investments according to GAAP of NAI and its Subsidiaries (determined on a consolidated basis) to (2) all Debt of NAI and its Subsidiaries (determined on a consolidated basis), of at least 1.5 to 1.00; or

               (B) failed to maintain a ratio of (i) all Debt of NAI and its Subsidiaries (determined on a consolidated basis) to (ii) Consolidated Tangible Net Worth of NAI, of no more than 0.45 to 1.00;

such Collateral Test Date shall constitute a "FAILED COLLATERAL TEST DATE" for purposes of the determination of Mandatory Collateral Periods. A Mandatory Collateral Period shall commence on each Failed Collateral Test, and such Mandatory Collateral Period shall continue until the second of any two subsequent CONSECUTIVE Collateral Test Dates, neither of which constitutes a Failed Collateral Test Date.

For purposes of illustration only, assume that the following dates are consecutive Collateral Test Dates, some of which are Failed Collateral Test Dates and some of which are not, as indicated opposite each date:

Date                              Failed Collateral Test Date?
----                              ----------------------------
February 15, 2001                             Yes
May 12, 2001                                   No
August 16, 2001                               Yes
November 11, 2001                              No
February 18, 2002                              No
May 14, 2002                                  Yes
August 18, 2002                               Yes
November 18, 2002                              No
February 15, 2003                              No


Under these assumptions, the entire period from February 15, 2001 to February 18, 2002 falls within one or more Mandatory Collateral Periods. Also, the entire period commencing May 14, 2002 and ending February 15, 2003 falls within one or more Mandatory Collateral Periods. The period from February 18, 2002 to May 14, 2002 does not constitute Mandatory Collateral Period.


                            PART IV - OTHER COVENANTS

Without limiting NAI's obligations under the other provisions of the Operative Documents, during the Term, NAI shall not, without the prior written consent of BNPLC in each case:

        A. Liens. Create, incur, assume or suffer to exist, or permit any of its Consolidated Subsidiaries to create, incur, assume or suffer to exist, any Lien, upon or with respect to any of its properties, now owned or hereafter acquired, provided that the following shall be permitted except to the extent that they would encumber any interest in the Property in violation of other provisions of the Operative Documents:

               1. Liens for taxes or assessments or other government charges or levies if not yet due and payable or if they are being contested in good faith by appropriate proceedings and for which appropriate reserves are maintained;

               2. Liens imposed by law, such as mechanic's, materialmen's, landlord's, warehousemen's and carrier's Liens, and other similar Liens, securing obligations incurred in the ordinary course of business which are not past due for more than thirty (30) days, or which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established;

               3. Liens under workmen's compensation, unemployment insurance, social security or similar laws (other than ERISA);

               4. Liens, deposits or pledges to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, public or statutory obligations, surety, stay, appeal, indemnity, performance or other similar bonds, or other similar obligations arising in the ordinary course of business;

               5. Judgment and other similar Liens against assets other than the Property or any part thereof in an aggregate amount not in excess of $3,000,000 arising in connection with court proceedings; provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith by appropriate proceedings;

               6. Easements, rights-of-way, restrictions and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use and enjoyment by NAI or any such Consolidated Subsidiary of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto;

               7. Liens securing obligations of such a Consolidated Subsidiary to NAI or to another such Consolidated Subsidiary;

               8. Liens not otherwise permitted by this subparagraph A (and not encumbering the Property or any Collateral) incurred in connection with the incurrence of additional Debt or asserted to secure Unfunded Benefit Liabilities, provided that (a) the sum of the aggregate principal amount of all outstanding obligations secured by Liens incurred pursuant to this clause shall not at any time exceed five percent (5%) of Consolidated Tangible Net Worth at such time; and (b) such Liens do not constitute Liens against NAI's interest in any material Subsidiary or blanket Liens against all or substantially all of the inventory, receivables, general intangibles or equipment of NAI or of any material Subsidiary of NAI (for purposes of this clause, a "material Subsidiary" means any subsidiary whose assets represent a substantial part of the total assets of NAI and its Subsidiaries, determined on a consolidated basis in accordance with GAAP); and

               9. Liens incurred in connection with any renewals, extensions or refundings of any Debt secured by Liens described in the preceding clauses of this subparagraph A, provided that there is no increase in the aggregate principal amount of Debt secured thereby from that which was outstanding as of the date of such renewal, extension or refunding and no additional property is encumbered.

        B. Transactions with Affiliates. Enter into or permit any Subsidiary of NAI to enter into any material transactions (including, without limitation, the purchase, sale or exchange of property or the rendering of any service) with any Affiliates of NAI except on terms (1) that would not cause or result in a Default by NAI under the financial covenants set forth in Part II of this Schedule, and (2) that are no less favorable to NAI or the relevant Subsidiary than those that would have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

        C. Compliance. Fail to preserve and maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business; or fail to comply with the provisions of all documents pursuant to which NAI is organized and/or which govern NAI's continued existence and with the requirements of all laws, rules, regulations and orders of a governmental agency applicable to NAI and/or its business.

        D. Insurance. Fail to maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to that of NAI, including but not limited to fire, extended coverage, public liability, flood, property damage and workers' compensation, with all such insurance carried with companies and in amounts satisfactory to BNPLC, or fail to deliver to BNPLC from time to time at BNPLC's request schedules setting forth all insurance then in effect.

        E. Facilities. Fail to keep all properties useful or necessary to NAI's business in good repair and condition, or to from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained.

        F. Taxes and Other Liabilities. Fail to pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, except (a) such as NAI may in good faith contest or as to which a bona fide dispute may arise, and (b) for which NAI has made provisions, to BNPLC's satisfaction, for eventual payment thereof in the event that NAI is obligated to make such payment.

        G. Capital Expenditures. Make any additional investment in fixed assets in any fiscal year in excess of an aggregate of twenty percent (20%) of NAI's total assets as of the end of the prior fiscal year.

        H. Merger, Consolidation, Transfer of Assets. Merge into or consolidate with any other entity (unless NAI is the surviving entity and remains in compliance of all provisions of the Operative Documents); or make any substantial change in the nature of NAI's business as conducted as of the date hereof; or sell, lease, transfer or otherwise dispose of all or a substantial or material portion of NAI's assets except in the ordinary course of its business.

        I. Loans, Advances, Investments. Make any loans or advances to or investments in any person or entity, except (a) any of the foregoing existing as of, and disclosed to BNPLC prior to, the date hereof, (b) loans to employees for travel advances, relocation loans and other loans in the ordinary course of business, (c) investments in accordance with NAI's investment policy, as in effect from time to time, (d) existing investments in subsidiaries and joint ventures which have been disclosed to BNPLC in writing prior to the date hereof, and new investments in subsidiaries and joint ventures in amounts up to an aggregated of $10,000,000.00, (e) loans to employees, officers, directors to finance or refinance the purchase of equity securities of NAI.

        J. Dividends, Distributions. Declare or pay any dividend or distribution either in cash, stock or any other property on NAI's stock now or hereafter outstanding, nor redeem, retire, repurchase or otherwise acquire any shares of any class of NAI's stock now or hereafter outstanding.